Exhibit 10.1

Diebold Nixdorf, Incorporated AND
U.S. Bank Trust Company, National Association, as Units Trustee, as Trustee and Paying Agent under the Indenture referred to herein, and as Warrant Agent under the Warrant Agreement referred to herein

UNIT AGREEMENT

Dated as of December 29, 2022

TABLE OF CONTENTS

Page

ARTICLE 1
Definitions and Other Provisions of General Application
Section 1.01.    Definitions    1
ARTICLE 2 UNITS
Section 2.01.    Forms Generally    10
Section 2.02.    Form of Certificate of Authentication and
Countersignature    11
Section 2.03.    Terms    11
Section 2.04.    PIK Interest Principal Amount Increase    12
Section 2.05.    Denominations    12
Section 2.06.    Rights and Obligations Evidenced by the Units    12
Section 2.07.    Execution, Authentication, Delivery and Dating    12
Section 2.08.    Registration, Transfer and Exchange of the Units    14
Section 2.09.    Persons Deemed Owners    23
Section 2.10.    Proxies    23
Section 2.11.    Exchange of Global Units and Definitive Units    23
Section 2.12.    Mutilated, Destroyed, Lost and Stolen Unit Certificates    24
Section 2.13.    Payments to Beneficial Owners    26
Section 2.14.    Cancellation    26
Section 2.15.    Tax Treatment    27
ARTICLE 3 Separation of Units
Section 3.01.    Separation of Units    27
Section 3.02.    Separation, Adjustment and Notification Procedures    27
ARTICLE 4
Other Provisions Relating to Rights of Holders of Units
Section 4.01.    Holder May Enforce Rights    29
ARTICLE 5 The Units Trustee
Section 5.01.    Certain Duties and Responsibilities    29
Section 5.02.    Certain Rights of Units Trustee    30
Section 5.03.    Not Responsible for Recitals or Issuance of Units    31

Section 5.04.    May Hold Units    31
Section 5.05.    Compensation and Reimbursement    32
Section 5.06.    Corporate Agent Required; Eligibility    32
Section 5.07.    Resignation and Removal; Appointment of Successor    32
Section 5.08.    Acceptance of Appointment by Successor    34
Section 5.09.    Merger, Conversion, Consolidation or Succession to Business    34
Section 5.10.    Tax Compliance    35
ARTICLE 6 Miscellaneous Provisions
Section 6.01.    Amendments    35
Section 6.02.    Incorporators, Shareholders, Officers and Directors of the Company Immune from Liability    37
Section 6.03.    Compliance Certificates and Opinions    38
Section 6.04.    Form of Documents Delivered to Units Trustee    38
Section 6.05.    Maintenance of Office or Agency    39
Section 6.06.    Notices, Etc    39
Section 6.07.    Notices to Holders    40
Section 6.08.    Effect of Headings and Table of Contents    40
Section 6.09.    Successors and Assigns    40
Section 6.10.    Separability Clause    40
Section 6.11.    Benefits of Agreement    40
Section 6.12.    Governing Law; Waiver of Trial by Jury    41
Section 6.13.    Counterparts    41
Section 6.14.    Inspection of Agreement    41
Section 6.15.    Confidentiality    41
Section 6.16.    Incorporation by Reference    42
Exhibit A    Form of Unit
Exhibit B    Termination Event Notice
Exhibit C-1    Prohibited Event Unit Split Date Notice Exhibit C-2    Indenture Default Notice

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UNIT AGREEMENT, dated as of December 29, 2022, by and between Diebold Nixdorf, Incorporated, an Ohio corporation (the “Company”), and U.S. Bank Trust Company, National Association, acting solely as Units Trustee under this Agreement (in its capacity as Units Trustee, the “Units Trustee,” except to the extent that this Agreement specifically states that the Units Trustee is acting in another capacity), as trustee under the Indenture described below (in its capacity as trustee under the Indenture, the “Trustee”), and as warrant agent under the Warrant Agreement described below (in its capacity as warrant agent under the Warrant Agreement, the “Warrant Agent”).

WHEREAS, the Company has entered into a senior secured indenture dated as of December 29, 2022 among the Company, the guarantors party thereto, the Trustee and GLAS Americas LLC, as collateral agent (as amended or supplemented, the “Indenture”);

WHEREAS, the Company has duly authorized the issuance, from time to time, pursuant to the Indenture, of senior secured notes (the “Notes”);

WHEREAS, the Company has entered into a warrant agreement, dated as of December 29, 2022, between the Company and the Warrant Agent (the “Warrant Agreement”);

WHEREAS, the Company has duly authorized the issuance, from time to time, pursuant to the Warrant Agreement, of warrants (the “Warrants”) to purchase common shares, par value $1.25 per share, of the Company (“Common Shares”);

WHEREAS, the Company desires to provide for the issuance, pursuant to this Agreement, of units (the “Units”) consisting of Outstanding Notes and Outstanding Warrants;

NOW, THEREFORE, in consideration of the promises and the receipt of the Units by the holders thereof in exchange for such holders’ existing 8.50% Senior Notes due 2024 (the “Existing Notes”) pursuant to an unregistered exchange offer closing on or about the date hereof (the “Initial Exchange Offer”), the Company, the Units Trustee, the Warrant Agent and the Trustee mutually covenant and agree as follows:

ARTICLE 1
Definitions and Other Provisions of General Application

Section 1.01. Definitions. For all purposes of this Agreement, except as otherwise expressly provided or unless the context otherwise requires: (i) the terms defined in this Article have the meanings assigned to them in this Article and include the plural as well as the singular; (ii) all accounting terms not otherwise defined herein have the meanings assigned to them in accordance with generally accepted accounting principles in the United States in effect at the time of any computation; and (iii) the words “herein”, “hereof” and “hereunder” and other words of similar import refer to this Agreement as a whole and not to any particular Article, Section or other subdivision.

“Affiliate” of any specified Person means any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person. For the purposes of this definition, “control”, with respect to any specified Person, means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms “controlling” and “controlled” have meanings correlative to the foregoing.

“Agent Member” has the meaning stated in Section 2.01(d)(ii) of this Agreement.

“Agreement” means this instrument as originally executed or as it may from time to time be supplemented or amended by one or more agreements supplemental hereto entered into pursuant to the applicable provisions hereof.
“Attached Notes” has the meaning set forth in the Indenture. “Attached Warrants” has the meaning set forth in the Warrant
Agreement.

“Board of Directors” means the board of directors of the Company or any other committee duly authorized to act on its behalf with respect to this Agreement.

“Board Resolution” means one or more resolutions, certified by the Secretary or an Assistant Secretary of the Company to have been duly adopted or consented to by the Board of Directors and to be in full force and effect on the date of such certification and delivered to the Units Trustee.

“Business Day” means each day that is not a Saturday, Sunday or other day on which banking institutions in New York, New York or North Canton, Ohio are authorized or required by law to close.
“Common Shares” has the meaning stated in the recitals. “Company” means the Person named as the “Company” in the first paragraph of this Agreement.

“Corporate Trust Office” means the office of the Units Trustee at which at any particular time its corporate trust business shall be principally administered,

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which office at the date hereof is located at 1350 Euclid Avenue, Suite 1100, Cleveland, Ohio 44115.

“Debt Security Register” with respect to any Notes constituting a part of the Units means the Note Register (as such term is defined in the Indenture) maintained by the Registrar (as such term is defined in the Indenture) pursuant to the Indenture.
“Definitive Securities” means any Security in definitive form. “Definitive Unit” means any Unit in definitive form to the extent permitted by Sections 2.11 or 2.12.

“Definitive Units Legend” has the meaning stated in Section 2.08(e) of this Agreement.

“Depositary” means DTC, or any successor, as the Holder of any Global
Units.

“Distribution Compliance Period” means, with respect to any Unit, the period of six months beginning on and including the later of (a) the day on which such Unit is first offered to persons other than distributors (as defined in Regulation S) in reliance on Regulation S and (b) the date of issuance with respect to such Unit or any predecessor of such Unit.

“DTC” means The Depository Trust Company or its nominee.

“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations of the SEC promulgated thereunder.

“Existing Notes” has the meaning stated in the recitals. “Global Note” means a global Note in registered form.
“Global Unit” means any Unit that comprises one or more Initial Warrant Certificates and/or Attached Notes and is represented by a Global Unit Certificate. The Rule 144A Global Unit, the IAI Global Unit, the Regulation S Global Unit and any Unrestricted Global Unit are each referred to herein as a “Global Unit” and are collectively referred to herein as “Global Units.”

“Global Unit Certificate” means a global Unit Certificate in registered form.

“Global Warrant” means a global Warrant in registered form.

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“Holder” means the Person in whose name a Registered Security or the Registered Securities constituting a part of a Registered Unit are registered on the relevant Security Register or Unit Register, as applicable.

“IAI” means an institution that is an “accredited investor” as described in Rule 501(a)(1), (2), (3) or (7) under the Securities Act and is not a QIB.

“IAI Global Unit” has the meaning stated in Section 2.01(c) of this Agreement.

“Indenture” has the meaning specified in the recitals.

“Initial Exchange Offer” has the meaning stated in the recitals.

“Initial Warrant Certificates” has the meaning set forth in the Warrant Agreement.

“Issuer Order” means a written order signed in the name of the Company by an Officer and delivered to the Units Trustee, Trustee or Warrant Agent, as applicable. For the avoidance of doubt, an Authentication Order issued under the Indenture or a written order issued under the Warrant Agreement is considered an Issuer Order.

“Key Definitions” has the meaning stated in Section 6.01(b) in this Agreement.

“Key Provisions” has the meaning stated in Section 6.01(b) in this Agreement.

“Maximum Number of Warrant Shares” means, initially, 15,813,847 Common Shares; provided that the Maximum Number of Warrant Shares shall be subject to adjustment as follows: (i) if a Termination Event with respect to any portion of the principal amount of any Units occurs prior to April 1, 2024, the Maximum Number of Warrant Shares will be reduced proportionately to reflect the cancellation of the Warrants attached to such aggregate principal amount of Units; (ii) if a Unit Split Date occurs with respect to a portion but not all of the aggregate principal amount of Units, the Maximum Number of Warrant Shares will be proportionately reduced by a number equal to the product of (x) the sum of (A) the number of Warrants separated as a result of the applicable Unit Split Date and (B) the number of Warrants cancelled on account of any cash paid in lieu of delivery of any fractional Warrants as provided in Section 3.08(b) of the Warrant Agreement, and (y) the then applicable Warrant Share Number (as defined in the Warrant Agreement); and (iii) the Maximum Number of Warrant Shares shall also be adjusted at the same time, and in the same manner, as the Warrant Share Number (as defined in the Warrant Agreement) is adjusted in

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respect of certain anti-dilution adjustments, dividends and other corporate events pursuant to Article IV of the Warrant Agreement.

“Notes” has the meaning stated in the recitals and shall refer to (i) any Notes issued under the Indenture on the date hereof as part of Units issued under this Agreement on the date hereof in connection with the Initial Exchange Offer,
(ii) any Notes issued under the Indenture after the date of this Agreement as part of Units issued under this Agreement in connection with the SEC Registered Exchange Offer, (iii) the increase in aggregate principal amount of Notes referenced in (i) and (ii) above reflecting the payment of PIK Interest pursuant to the terms of the Indenture (the “PIK Interest Principal Amount Increase”) and
(iv) any Notes issued under the Indenture after the date hereof in exchange for or substitution of any Notes described above. For purposes of this Agreement, Notes have the same meaning as Attached Notes in the Indenture.

“Officer” means the Chairman of the Board of Directors, Chief Executive Officer, the President or a Co-President, the Chief Financial Officer, any Executive Vice-President, Senior Vice President or Vice President, the Chief Administrative Officer, the Chief Legal Officer, the Treasurer, any Assistant Treasurer, the Secretary of the Company or any other person authorized by the Board of Directors.

“Officer’s Certificate” means a certificate signed by an Officer of the Company and delivered to the Units Trustee.

“Opinion of Counsel” means an opinion in writing signed by legal counsel, who may be an employee of or counsel to the Company and who shall otherwise be satisfactory to the Units Trustee.

“Outstanding,” with respect to any Unit, Note or Warrant means, as of the date of determination, all Units, Notes or Warrants, as the case may be, evidenced by Units theretofore authenticated, countersigned, executed and delivered under this Agreement, except:

(A)Units, Notes and Warrants theretofore deemed cancelled, cancelled by the Units Trustee, Warrant Agent or Trustee, as the case may be, or delivered to the Units Trustee, Warrant Agent or Trustee, as the case may be, for cancellation, in each case pursuant to the provisions of this Agreement, the Warrant Agreement or the Indenture, as the case may be; and

(B)Units, Notes and Warrants evidenced by Unit Certificates in exchange for or in lieu of which other Unit Certificates have been authenticated, countersigned, executed and delivered pursuant to this Agreement, other than any such Units, Notes or Warrants, as the case may be, evidenced by a Unit Certificate in respect of which there shall have

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been presented to the Units Trustee proof satisfactory to it that such Unit Certificate is held by a bona fide purchaser in whose hands the Units, Notes and Warrants, as the case may be, evidenced by such Unit Certificate are valid obligations of the Company;

provided, however, that in determining whether the Holders of the requisite principal amount of Outstanding Units, Notes or Warrants, as the case may be, have given any request, demand, authorization, direction, notice, consent or waiver hereunder, Units, Notes or Warrants owned by the Company or any Affiliate of the Company shall be disregarded and deemed not to be Outstanding, except that, in determining whether the Units Trustee shall be protected in relying upon any such request, demand, authorization, direction, notice, consent or waiver, only Units, Notes and Warrants which the Units Trustee knows to be so owned shall be so disregarded. Upon request of the Units Trustee, the Company shall furnish to the Units Trustee promptly an Officer’s Certificate listing and identifying all Units, if any, owned or held by or for the account of or known by the Company to be owned or held by or for the account of the Company or any Affiliate of the Company. Units, Notes and Warrants that are so owned but that have been pledged in good faith may be regarded as Outstanding if the pledgee establishes to the satisfaction of the Units Trustee the pledgee’s right so to act with respect to such Units, Notes and Warrants and that the pledgee is not the Company or any Affiliate of the Company.

“Person” means any individual, corporation, partnership, limited liability company, joint venture, association, joint-stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.

“PIK Interest” has the meaning set forth in the Indenture.

“PIK Interest Principal Amount Increase” has the meaning stated in the definition of “Notes” in this Section 1.01.

“Prohibited Event” means, with respect to any portion of the principal amount of any Unit, any repayment, repurchase, redemption or other retiring of any portion of the principal amount of Notes forming a part thereof prior to the Unit Split Date for such Unit or portion thereof (other than in connection with a Termination Event).

“Prohibited Event Unit Split Date” means a Unit Split Date occurring as a result of a Prohibited Event.
“QIB” means a “qualified institutional buyer” as defined in Rule 144A. “Registered Note” means any Note issued under the Indenture registered on the Debt Security Register.

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“Registered Security” means any of a Registered Note or Registered Warrant.

“Registered Unit” means any Unit in registered form consisting of Registered Securities registered on the Unit Register.

“Registered Warrant” means any Warrant in registered form registered on the Warrant Register.

“Regulation S” means Regulation S promulgated under the Securities
Act.

“Regulation S Global Unit” has the meaning stated in Section 2.01(c) of this Agreement.

“Responsible Officer” when used with respect to the Units Trustee, shall mean an officer of the Units Trustee in the Corporate Trust Office, having direct responsibility for the administration of this Agreement, and also, with respect to a particular matter, any other officer to whom such matter is referred because of such officer’s knowledge of and familiarity with the particular subject.

“Restricted Units Legend” has the meaning stated in Section 2.08(e) of this Agreement.
“Rule 144” means Rule 144 promulgated under the Securities Act. “Rule 144A” means Rule 144A promulgated under the Securities Act. “Rule 144A Global Units” has the meaning stated in Section 2.01(c) of this Agreement.

“SEC” means the Securities and Exchange Commission.

“SEC Registered Exchange Offer” means that certain proposed exchange offer to be registered with the SEC that is expected to be consummated by the Company prior to June 30, 2023, pursuant to which holders of the Existing Notes who did not or who were not eligible to participate in the Initial Exchange Offer may tender and exchange their Existing Notes for Units.

“Security” means any of a Note or Warrant.

“Security Register” means either a Debt Security Register or a Warrant Register.

“Termination Event” means, with respect to the applicable principal amount Notes (and the corresponding aggregate principal amount of Units), any (i)

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Permitted Equity Issuance Prepayment (as defined in the Indenture), or (ii) refinancing (as defined in the Indenture) in connection with a Change of Control (as defined in the Indenture), in each case prior to April 1, 2024.

“Termination Event Notice” means notice provided by the Notes Trustee of a Termination Event, in the form set forth in Exhibit B.
“Trading Day” has the meaning set forth in the Warrant Agreement. “Transfer Restricted Unit” means any Unit that bears or is required to bear the Restricted Units Legend.

“Trustee”, with respect to Notes means the Person acting as Trustee under the Indenture until a successor Trustee shall have become such pursuant to the applicable provisions of such Indenture, and thereafter “Trustee” shall mean such successor Trustee.

“Unit” has the meaning stated in the recitals. The aggregate principal amount of Outstanding Units at any time prior to a Unit Split Date shall equal the aggregate principal amount of Outstanding Notes as provided in Section 2.04.

“Unit Certificate” means a certificate evidencing the respective rights and obligations of the Company and a Holder with respect to the aggregate principal amount of Units specified on such certificate.

“Unit Register” has the meaning specified in Section 2.08.

“Unit Split Date” means, with respect to any Unit, the date on which such Unit is required to be separated into its constituent Securities in accordance with Article III.

“Unit Warrant Number” means, for any principal amount of Notes forming a part of any Unit (including any PIK Interest, if applicable), the number of Warrants exercisable for an aggregate number of Common Shares equal to the product of (a) (i) such principal amount of Notes part of all Outstanding Units (including any PIK Interest, if applicable) divided by (ii) the aggregate principal amount of Outstanding Notes part of all Outstanding Units (including any PIK Interest, if applicable), including any additional Notes issued as part of Units in the SEC Registered Exchange Offer, and (b) the Maximum Number of Warrant Shares, in each case, as of any time of determination. For the avoidance of doubt,
(i) the Unit Warrant Number as of the date of this Agreement shall be reduced if and to the extent the SEC Registered Exchange Offer is consummated to give effect to the issuance of Units and Notes in such transaction and (ii) the number of Common Shares for which any Warrants shall be exercisable for purposes of this definition shall be determined by reference to the Warrant Share Number (as defined in the Warrant Agreement), without taking into account any reduction in

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the number of Common Shares deliverable to a Warrant holder on account of the payment of the Warrant exercise price via net settlement as provided in the Warrant Agreement. As provided in Sections 2.04, 2.08(d)(ii) and 2.08(d)(xi), promptly following an event that increases or decreases the aggregate principal amount of Outstanding Units, the Company shall calculate and transmit to the Units Trustee the Unit Warrant Number in respect of $1,000 aggregate principal amount of Notes.

“Units Trustee” means the Person named as the “Units Trustee” in the first paragraph of this Agreement until a successor Units Trustee shall have become such pursuant to the applicable provisions of this Agreement, and thereafter “Units Trustee” shall mean such successor Person.
“U.S. person” means a “U.S. person” as defined in Regulation S. “Unrestricted Global Unit” means any Unit in global form that does not bear or is not required to bear the Restricted Units Legend.

“Warrant Agent” means the Person named as the “Warrant Agent” in the first paragraph of this Agreement until a successor Warrant Agent shall have become such pursuant to the applicable provisions of this Agreement, and thereafter “Warrant Agent” shall mean such successor Person.
“Warrant Agreement” has the meaning stated in the recitals. “Warrant Register” with respect to any Warrants constituting a part of the Units means the warrant register of the Company maintained by the Warrant Agent pursuant to the Warrant Agreement.

“Warrant” has the meaning stated in the recitals and shall refer to (i) any Warrant issued under the Warrant Agreement on the date hereof as part of Units issued under this Agreement on the date hereof in connection with the Initial Exchange Offer, and (ii) any Warrant issued under the Warrant Agreement after the date of this Agreement in exchange for or substitution of any Warrant described in clause (i) above (including, without limitation, upon any reallocation of any Warrants issued as part of Units under this Agreement in connection with the Initial Exchange Offer as part of Units issued under this Agreement in connection with the SEC Registered Exchange Offer). For purposes of this Agreement, Warrants shall have the same meaning as Attached Warrants in the Warrant Agreement.

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ARTICLE 2 UNITS

Section 2.01. Forms Generally. (a) The Units shall be substantially in the form of Exhibit A or in such form (consistent with this Agreement) as shall be established by or pursuant to one or more Board Resolutions (as set forth in a Board Resolution or, to the extent established pursuant to rather than set forth in a Board Resolution, an Officer’s Certificate detailing such establishment). The Unit Certificates may have imprinted or otherwise reproduced thereon such letters, numbers or other marks of identification or designation and such legends or endorsements as the officers of the Company executing the Securities constituting a part thereof may approve (execution thereof to be conclusive evidence of such approval) and that are consistent with the provisions of this Agreement, or as may be required to comply with any applicable law, rule or regulation, or with any rule or regulation of any self-regulatory organization on which the Units may be listed or quoted or of any securities depository or to conform to general usage.

(a)The Unit Certificates shall be printed, lithographed or engraved on steel engraved borders or may be produced in any other manner, all as determined by the officers executing such Unit Certificates, as evidenced by their execution of the Securities constituting a part of the Units evidenced by such Unit Certificates.

(b)Global Units. Except as provided in Sections 2.11 or 2.12, Units, including Units issued upon any transfer or exchange thereof, shall be issued in the form of one or more Global Unit Certificates, which shall be deposited on behalf of the Company with the Depositary (or, at the direction of the Depositary, with the Units Trustee or such other custodian as the Depositary may direct), and registered in the name of the Depositary or a nominee of the Depositary, duly executed by the Company and authenticated by the Units Trustee as hereinafter provided.

Upon the execution and delivery of this Agreement, the initial Global Unit Certificates shall be in the form of (1) one or more Global Unit Certificates representing Units offered and sold by the Company to IAIs in reliance on Section 4(a)(2) of the Securities Act (collectively, the “IAI Global Unit”), (2) one or more Global Unit Certificates representing Units offered and sold by the Company to Persons other than U.S. persons in reliance on Regulation S (collectively, the “Regulation S Global Unit”), and (3) one or more Global Unit Certificates representing Units offered and sold to QIBs in reliance on Section 4(a)(2) of the Securities Act (collectively, the “Rule 144A Global Unit”). From time to time after the date hereof, the Global Units may be represented by one or more Unrestricted Global Units, as provided in Section 2.07(a)(ii).

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(d)Book-Entry Provisions. This Section 2.01(d) shall apply only to a Global Unit deposited with, at the direction of or on behalf of the Depositary.

(i)The Company shall execute and the Units Trustee shall, in accordance with Section 2.07, authenticate and countersign, either by manual or facsimile or other electronically transmitted signature, and deliver one or more Global Units that (A) shall be registered in the name of the Depositary or the nominee of the Depositary and (B) shall be delivered by the Units Trustee to the Depositary or pursuant to the Depositary’s instructions or held by the Units Trustee. Each Global Unit shall be dated the date of its countersignature by the Units Trustee.

(ii)The securities brokers and dealers, banks and trust companies, clearing organizations and other similar organizations that are participants in the Depositary’s system (the “Agent Members”) shall have no rights under this Agreement with respect to any Global Unit held on their behalf by the Depositary or by the Units Trustee as the custodian of the Depositary or under such Global Unit except to the extent set forth herein or in a Unit Certificate, and the Depositary may be treated by the Company, the Units Trustee and any agent of the Company or the Units Trustee as the absolute owner of such Global Unit for all purposes whatsoever. Notwithstanding the foregoing, nothing herein shall (A) prevent the Company, the Units Trustee or any agent of the Company or the Units Trustee from giving effect to any written certification, proxy or other authorization furnished by the Depositary or (B) impair, as between the Depositary and the Agent Members, the operation of customary practices of the Depositary governing the exercise of the rights of a holder of a beneficial interest in any Global Unit. The rights of beneficial owners in a Global Unit shall be exercised through the Depositary subject to the applicable procedures of the Depositary, except to the extent set forth herein or in a Unit Certificate.

Section 2.02. Form of Certificate of Authentication and Countersignature. The form of Trustee’s certificate of authentication of the Notes and the form of the Warrant Agent’s countersignature of the Warrants, each constituting a part of the Units, shall be substantially in such form as set forth in the Indenture or the Warrant Agreement, as applicable.

Section 2.03. Terms.

(a)The Units will be issued in one series, denominated as “DNU- ”.

(b)The aggregate principal amount represented by the Units that may be authenticated, countersigned and delivered under this Agreement is limited to the aggregate principal amount of the Outstanding Notes (including any Notes

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issued in connection with the SEC Registered Exchange Offer) that comprise the Units (including any PIK Interest issued in respect of such Outstanding Notes) (disregarding any Units authenticated and delivered upon registration of transfer of, or in exchange for, or in lieu of, other Units pursuant to Sections 2.11 or 2.12).
(c)All Units shall be substantially identical, other than differences in issue date, differences required in order to make Units fungible for U.S. federal tax purposes, differences required to consummate the SEC Registered Exchange Offer and, if applicable, restrictions on transfer applicable thereto.

Section 2.04. PIK Interest Principal Amount Increase. In the event of a PIK Interest Principal Amount Increase with respect to the Outstanding Notes, the principal amount of the Outstanding Units shall be increased by an amount equal to the PIK Interest Principal Amount Increase and the Units Trustee shall cause Schedule A of such Global Unit Certificates to be endorsed to reflect such increase. Notwithstanding anything in this Agreement to the contrary, no Issuer Order, Officer’s Certificate or any other notification is required for Units Trustee to reflect such increase. Following a PIK Interest Principal Amount Increase, the Units Trustee shall, consistent with the Company’s calculations of the Unit Warrant Number per $1,000 principal amount of the Notes pursuant to Section 2.08(d)(xi), reflect in its registry a decrease in the Unit Warrant Number per
$1,000 principal amount of the Notes. For the avoidance of doubt, unless the context otherwise requires, references herein to the principal amount of any Notes or Units shall be deemed to include PIK Interest.

Section 2.05. Denominations. Units shall be issued only in minimum denominations of $2,000 principal amount and integral multiples of $1.00 principal amount in excess thereof, with such amount representing the aggregate principal amount of Notes underlying such Units (as set forth in more detail in Section 2.06).

Section 2.06. Rights and Obligations Evidenced by the Units. Units shall evidence the ownership by the Holder thereof of (a) the aggregate principal amount of Notes, if any, specified in Schedule A attached to any Unit Certificate representing Global Units (including any PIK Interest) and (b) the number of Warrants, if any, representing the applicable Unit Warrant Number corresponding to such aggregate principal amount of Notes, in each case, subject to adjustments made to Schedule A pursuant to Sections 2.04 or 3.02.

Section 2.07. Execution, Authentication, Delivery and Dating.

(a)Unit Certificates.

(iii)Upon the execution and delivery of this Agreement, and from time to time thereafter, the Company may deliver, subject to any

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limitation on the aggregate principal amount of Notes or the number of Warrants represented thereby, an unlimited principal amount of Unit Certificates (including the Securities executed by the Company constituting the Units evidenced by such Unit Certificates) to the Units Trustee for authentication and countersignature (and the Securities constituting the Units evidenced by such Unit Certificates to the Trustee and Warrant Agent, as the case may be, for authentication and countersignature), together with its Issuer Orders for authentication and countersignature of such Units and Securities, and the Units Trustee in accordance with this Agreement, the Indenture, the Warrant Agreement and the applicable Issuer Order shall authenticate the Units evidenced by such Unit Certificate, the Trustee in accordance with the Indenture and the applicable Issuer Order shall authenticate the Notes constituting a part of the Units evidenced by such Unit Certificates, and the Warrant Agent in accordance with the Warrant Agreement and the applicable Issuer Order shall countersign the Warrants constituting a part of the Units evidenced by such Unit Certificates, and the Units Trustee shall deliver such Unit Certificates in accordance with the applicable Issuer Order. Any Notes constituting a part of the Units shall be executed on behalf of the Company in accordance with the terms of the Indenture. Any Warrants constituting a part of the Units shall be executed on behalf of the Company in accordance with the terms of the Warrant Agreement.

(iv)Units authenticated and delivered in connection with the SEC Registered Exchange Offer after the date of this Agreement will be evidenced by one or more Unrestricted Global Units and may be freely transferable without restrictions.

(b)Initial Warrant Certificates and Attached Notes.

(v)Upon the execution and delivery of this Agreement, the Company shall issue and deposit with the Units Trustee, as custodian for the beneficial owners, Initial Warrant Certificates duly executed by the Company and countersigned by the Warrant Agent as provided in the Warrant Agreement, in the form of (i) one or more Initial Warrant Certificates representing Warrants offered and sold by the Company to IAIs in reliance on Section 4(a)(2) of the Securities Act, (ii) one or more Initial Warrant Certificates representing Warrants offered and sold by the Company to Persons other than U.S. persons in reliance on Regulation S, and (iii) one or more Initial Warrant Certificates representing beneficial interests in Warrants offered and sold to QIBs in reliance on Section 4(a)(2) of the Securities Act. Upon the execution and delivery of this Agreement, the Company shall issue and deposit with the Units Trustee, as custodian for the beneficial owners, Attached Notes duly executed by the Company and authenticated by the Trustee as provided in the

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Indenture, in the form of (i) one or more Attached Notes representing Notes offered and sold by the Company to IAIs in reliance on Section 4(a)(2) of the Securities Act, (ii) one or more Attached Notes representing Notes offered and sold by the Company to Persons other than U.S. persons in reliance on Regulation S, and (iii) one or more Attached Notes representing beneficial interests in Notes offered and sold to QIBs in reliance on Section 4(a)(2) of the Securities Act.

(vi)Upon the consummation of the SEC Registered Exchange Offer, the Company shall deposit with the Units Trustee, as custodian for the beneficial owners, Initial Warrant Certificates duly executed by the Company and countersigned by the Warrant Agent as provided in the Warrant Agreement, representing Warrants that are freely transferable for
U.S. securities law purposes, initially including Attached Warrants forming part of Units offered and sold by the Company in the SEC Registered Exchange Offer, with Annex A of such Initial Warrant Certificates initially reflecting their representation of a number of Warrants equal to the Unit Warrant Number corresponding to the aggregate principal amount of Units issued in the SEC Registered Exchange Offer. At such time, the Units Trustee shall instruct the Warrant Agent to reflect on its registry, and on Annex A to the relevant Initial Warrant Certificates, corresponding decreases in the number of Attached Warrants represented by the other Initial Warrant Certificates based on the Unit Warrant Number represented by the principal amount of Units (including any PIK Interest if applicable) having the relevant transfer restricted status for each such Initial Warrant Certificate after giving effect to the SEC Registered Exchange Offer, with no delivery of additional instruments, certifications or legal opinions required under this Agreement or the Unit Certificates. The Units Trustee shall rely on the Company’s calculation of the Unit Warrant Number per $1,000 aggregate principal amount of Notes transmitted to the Units Trustee pursuant to Section 2.08(d)(xi) in connection with the SEC Registered Exchange Offer to calculate the Unit Warrant Number for the aggregate principal amount of Notes as part of such Units. Upon the consummation of the SEC Registered Exchange Offer, the Company shall issue and deposit with the Trustee, as custodian for the beneficial owners, Notes duly executed by the Company and authenticated by the Trustee as provided in the Indenture, in the form of one or more Attached Notes representing unrestricted Notes, initially including Notes offered and sold by the Company in the SEC Registered Exchange Offer.

Section 2.08. Registration, Transfer and Exchange of the Units.

(a)The Units Trustee shall keep at its Corporate Trust Office a register (the register maintained in such office being herein referred to as the “Unit

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Register”) in which, subject to such reasonable regulations as it may prescribe, the Units Trustee shall provide for the registration of the Units.

(b)The Holder of any Global Unit will be the Depositary or a nominee of the Depositary in whose name such Global Unit is registered. The Unit holdings of Agent Members will be recorded on the books of the Depositary. The beneficial interests in any Global Unit held by customers of Agent Members will be reflected on the books and records of such Agent Members, and neither the Units Trustee, the Company nor the Depositary shall be responsible for recording such beneficial interests or their exchange exercise, cancellation of transfer.

(c)Subject to compliance with applicable securities laws and the requirements set forth in this Agreement, each Unit Certificate and all rights thereunder are transferable, in whole or in part, upon the books of the Company (or an agent duly appointed by the Company) by the Holder thereof in person or by duly authorized attorney, and one or more new Unit Certificates shall be made and delivered by the Company, of the same tenor and date as the applicable Unit Certificate so delivered but registered in the name of one or more transferees, upon surrender of such Unit Certificate, duly endorsed, to the Units Trustee. All expenses and other charges payable in connection with the preparation, execution and delivery of the new Unit Certificate pursuant to this Section 2.08(c) shall be paid by the Company, except the Holder of the old Unit Certificate surrendered for transfer shall pay to the Company a sum sufficient to cover any documentary, stamp or similar issue or transfer tax due because the name of the Holder of the new Unit Certificate issued upon such transfer is different from the name of the Holder of the old Unit Certificate surrendered for transfer.

(d)Transfer and Exchange of Global Units; Restrictions on Transfer of Global Units.

(vii)In the case of a Unit Certificate that is a Global Unit, then so long as the Global Unit is registered in the name of the Depositary, (a) the holders of beneficial interests in the Units evidenced thereby shall have no rights under the Unit Certificate with respect to such Global Unit held on their behalf by the Depositary or the Units Trustee as custodian for the depositary, and (b) the Depositary may be treated by the Company, the Units Trustee and any agent of the Company or the Units Trustee as the absolute owner of such Global Unit for all purposes whatsoever, except, in each case, to the extent set forth herein. Accordingly, any such owner’s beneficial interest in the Global Unit will be shown only on, and the transfer of such interest shall be effected only through, records maintained by the Depositary or the Agent Members, and neither the Company nor the Units Trustee shall have any responsibility with respect to such records maintained by the Depositary or the Agent Members. Notwithstanding the foregoing, nothing herein shall (i) prevent the Company, the Units Trustee

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or any agent of the Company or the Units Trustee from giving effect to any written certification, proxy or other authorization furnished by the Depositary in respect of the Units or their constituent Securities or (ii) impair, as between the Depositary and the Agent Members, the operation of customary practices governing the exercise of the rights of a holder of a beneficial interest in any Unit. Except as otherwise may be provided in this Agreement, the rights of beneficial owners in a Global Unit shall be exercised through the Depositary subject to the applicable procedures of the Depositary. Any holder of any Global Unit shall, by acceptance of such Global Unit, agree that (x) ownership of a beneficial interest in the Units represented thereby shall be required to be reflected in book-entry form and (y) the transfer and exchange of Global Units or beneficial interests therein shall be effected through the book-entry system maintained by the Depositary, in accordance with this Agreement and the Unit Certificates and the procedures of the Depositary therefor.

(viii)If the proposed transfer is a transfer of a beneficial interest in one Global Unit to a beneficial interest in another Global Unit, subject to compliance with the applicable provisions of this Agreement, the Units Trustee shall reflect on its registry the date and an increase in the amount of the Global Unit to which such interest is being transferred in an amount equal to the amount of the interest to be so transferred, and the Units Trustee shall reflect on its registry the date and a corresponding decrease in the amount of the Global Unit from which such interest is being transferred. In connection with any such transfer, the Units Trustee shall direct the Warrant Agent and the Trustee to reflect on their respective registries, as applicable (A) the corresponding transfer of a beneficial interest in a number of Warrants equal to the Unit Warrant Number represented by the principal amount of such Units (including any PIK Interest, if applicable) so transferred and (B) the corresponding transfer of a beneficial interest in an aggregate principal amount of Notes equal to the aggregate principal amount of such Units (including any PIK Interest, if applicable) so transferred, in each case having the same transfer restricted status as the relevant Units in the manner contemplated by this Section
2.08. The respective registries shall reflect the date and the amount of the increase in the corresponding Warrants and Notes referenced above forming part of such Units to which such interest is being transferred and shall reflect the date and the amount of the decrease in the corresponding Warrants and Notes forming part of such Units from which such interests are being transferred. The Units Trustee shall rely on the Company’s most recent calculation of the Unit Warrant Number per $1,000 aggregate principal amount of Notes transmitted to the Units Trustee pursuant to Section 2.08(d)(xi) to calculate the Unit Warrant Number for the aggregate principal amount of Notes so transferred as part of such Units.

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(ix)Notwithstanding any other provisions of this Agreement (other than the provisions set forth in Section 2.11), a Global Unit may only be transferred as a whole, and not in part, and only by (A) the Depositary, to a nominee of the Depositary, (B) a nominee of the Depositary, to the Depositary or another nominee of the Depositary, or (C) the Depositary or any such nominee to a successor Depositary or its nominee.

(x)In the event that a Global Unit is exchanged for Definitive Units pursuant to Section 2.11, such Units may be exchanged only in accordance with the provisions of this Section 2.08 and Section 2.11 and such other procedures as may from time to time be adopted by the Company that are not inconsistent with the terms of this Agreement or of any Unit Certificate.

(xi)Transfers by an owner of a beneficial interest in a Rule 144A Global Unit or an IAI Global Unit to a transferee who takes delivery of such interest through another Transfer Restricted Unit shall be made in accordance with the applicable procedures of the Depositary and the Restricted Units Legend and only upon receipt by the Units Trustee of a written certification from the transferor in the form attached as Annex 1 to the Unit Certificate for exchange or registration of transfers and, as applicable, delivery of such legal opinions, certifications and other information as may be requested pursuant thereto. In addition, in the case of a transfer of a beneficial interest in either a Regulation S Global Unit or a Rule 144A Global Unit for an interest in an IAI Global Unit, the transferee must furnish a signed letter substantially in the form attached as Annex 2 to the Unit Certificate to the Units Trustee.

(xii)During the Distribution Compliance Period, beneficial ownership interests in the Regulation S Global Unit may only be sold, pledged or transferred in accordance with the applicable procedures of the Depositary, the Restricted Units Legend on such Regulation S Global Unit and any applicable securities laws of any state of the U.S. Prior to the expiration of the Distribution Compliance Period, transfers by an owner of a beneficial interest in the Regulation S Global Unit to a transferee who takes delivery of such interest through a Rule 144A Global Unit or an IAI Global Unit shall be made only in accordance with the applicable procedures of the Depositary and the Restricted Units Legend and upon receipt by the Units Trustee of a written certification from the transferor of the beneficial interest in the form attached as Annex 1 to the Unit Certificate for exchange or registration of transfers. Such written certification shall no longer be required after the expiration of the Distribution Compliance Period. Upon the expiration of the Distribution Compliance Period, beneficial ownership interests in the Regulation S

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Global Unit shall be transferable in accordance with applicable law and the other terms of this Agreement.

(xiii)Upon the expiration of the Distribution Compliance Period, beneficial interests in the Regulation S Global Unit may be exchanged for beneficial interests in an Unrestricted Global Unit upon certification in the form attached as Annex 1 to the Unit Certificate for an exchange from a Regulation S Global Unit to an Unrestricted Global Unit.

(xiv)Beneficial interests in a Transfer Restricted Unit that is a Rule 144A Global Unit or an IAI Global Unit may be exchanged for beneficial interests in an Unrestricted Global Unit if the Holder certifies in writing to the Units Trustee that its request for such exchange is in respect of a transfer made in reliance on Rule 144 (such certification to be in the form set forth in Annex 1 attached to the Unit Certificate) and/or upon delivery of such legal opinions, certifications and other information as the Company or the Units Trustee may reasonably request.

(xv)If no Unrestricted Global Unit is Outstanding at the time of a transfer contemplated by the preceding clauses (vii) and (viii), the Company shall issue and the Units Trustee shall countersign, upon a written order for countersignature of such Unrestricted Global Unit, a new Unrestricted Global Unit in the appropriate principal amount.

(xvi)The Company shall promptly notify the Units Trustee in writing upon the occurrence of the Resale Restriction Termination Date.

(xvii)Promptly following the consummation of the SEC Registered Exchange Offer, a PIK Interest Principal Amount Increase as provided in Section 2.04, an adjustment to the Maximum Number of Warrant Shares or such other event as may cause a change in the Unit Warrant Number, the Company shall transmit to the Units Trustee in writing the calculation, as of such date of determination, of the applicable Unit Warrant Number per $1,000 principal amount of Notes (calculated to the nearest 1/1000 of a Warrant). The Company shall make these calculations in good faith and in a commercially reasonable manner and absent manifest error, such calculations shall be final and binding on the Holders, the owners of a beneficial interest in the applicable Units, the Units Trustee and the Warrant Agent.

(e)Restricted Units Legends. Except as permitted by Section 2.08(d), and Section 2.11, each Unit Certificate evidencing the Global Units and the Definitive Units (and all Units issued in exchange therefor or in substitution thereof) shall bear a legend in substantially the following form (each defined term

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in the legend being defined as such for purposes of the legend only) (“Restricted Units Legend”):

THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR THE SECURITIES LAWS OF ANY STATE OR OTHER JURISDICTION. NEITHER THIS SECURITY NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, SUCH REGISTRATION. THE HOLDER OF THIS SECURITY, BY ITS ACCEPTANCE HEREOF, AGREES ON ITS OWN BEHALF AND ON BEHALF OF ANY INVESTOR ACCOUNT FOR WHICH IT HAS PURCHASED SECURITIES, TO OFFER, SELL OR OTHERWISE TRANSFER SUCH SECURITY, PRIOR TO THE DATE (THE “RESALE RESTRICTION TERMINATION DATE”) THAT IS [IN THE CASE OF UNITS WITH A RULE 144A OR IAI CUSIP: [ONE YEAR AFTER THE LATER OF THE ORIGINAL ISSUE DATE HEREOF AND THE LAST DATE ON WHICH DIEBOLD NIXDORF, INCORPORATED (THE “COMPANY”) OR ANY AFFILIATE OF THE COMPANY WAS THE OWNER OF THIS SECURITY (OR ANY PREDECESSOR OF SUCH SECURITY) OR SUCH SHORTER PERIOD OF TIME AS PERMITTED BY RULE 144 UNDER THE SECURITIES ACT][IN THE CASE OF UNITS WITH A REGULATION S CUSIP: SIX MONTHS AFTER THE LATER OF THE ORIGINAL ISSUE DATE HEREOF AND THE DATE ON WHICH THIS SECURITY (OR ANY PREDECESSOR OF SUCH SECURITY) WAS FIRST OFFERED TO PERSONS OTHER THAN DISTRIBUTORS (AS DEFINED IN RULE 902 OF REGULATION S) IN RELIANCE ON REGULATION S], ONLY (A) TO DIEBOLD NIXDORF, INCORPORATED (THE “COMPANY”) OR ANY SUBSIDIARY THEREOF, (B) PURSUANT TO A REGISTRATION STATEMENT THAT HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT, (C) FOR SO LONG AS THE SECURITIES ARE ELIGIBLE FOR RESALE PURSUANT TO RULE 144A UNDER THE SECURITIES ACT (“RULE 144A”), TO A PERSON IT REASONABLY BELIEVES IS A “QUALIFIED INSTITUTIONAL BUYER” AS DEFINED IN RULE 144A THAT PURCHASES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHOM NOTICE IS GIVEN THAT THE TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, (D) PURSUANT TO OFFERS AND SALES TO NON-U.S. PERSONS THAT OCCUR OUTSIDE THE UNITED STATES WITHIN THE MEANING OF

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REGULATION S UNDER THE SECURITIES ACT, (E) TO AN INSTITUTIONAL “ACCREDITED INVESTOR” WITHIN THE MEANING OF RULE 501(A)(1), (2), (3) OR (7) UNDER THE SECURITIES ACT, THAT IS NOT A QUALIFIED INSTITUTIONAL BUYER AND THAT IS PURCHASING FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF ANOTHER INSTITUTIONAL ACCREDITED INVESTOR, OR (F) PURSUANT TO ANOTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, SUBJECT TO THE COMPANY’S AND THE UNITS TRUSTEE’S RIGHT PRIOR TO ANY SUCH OFFER, SALE OR TRANSFER PURSUANT TO CLAUSES (D), (E) OR (F) TO REQUIRE THE DELIVERY OF AN OPINION OF COUNSEL, CERTIFICATION AND/ OR OTHER INFORMATION SATISFACTORY TO EACH OF THEM. THIS LEGEND WILL BE REMOVED UPON THE REQUEST OF THE HOLDER AFTER THE RESALE RESTRICTION TERMINATION DATE. [IN THE CASE OF UNITS WITH A REGULATION S CUSIP: BY ITS ACQUISITION HEREOF, THE HOLDER HEREOF REPRESENTS THAT IT IS NOT A U.S. PERSON NOR IS IT PURCHASING FOR THE ACCOUNT OF A U.S. PERSON AND IS ACQUIRING THIS SECURITY IN AN OFFSHORE TRANSACTION IN ACCORDANCE WITH REGULATION S UNDER THE SECURITIES ACT AND AGREES ON ITS OWN BEHALF AND ON BEHALF OF ANY INVESTOR ACCOUNT FOR WHICH IT HAS PURCHASED SECURITIES THAT HEDGING TRANSACTIONS WITH REGARD TO THIS SECURITY AND THE COMMON SHARES ISSUABLE UPON EXERCISE OF THE WARRANTS FORMING PART OF THIS SECURITY MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE SECURITIES ACT.]

BY ITS ACQUISITION OF THIS SECURITY, THE HOLDER THEREOF WILL BE DEEMED TO HAVE REPRESENTED AND WARRANTED THAT EITHER (1) NO PORTION OF THE ASSETS USED BY SUCH HOLDER TO ACQUIRE OR HOLD THIS SECURITY OR ANY INTEREST HEREIN CONSTITUTES THE ASSETS OF ANY (A) “EMPLOYEE BENEFIT PLAN” WITHIN THE MEANING OF SECTION 3(3) OF THE U.S. EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED (“ERISA”) WHICH IS SUBJECT TO TITLE I OF ERISA, (B) PLAN, INDIVIDUAL RETIREMENT ACCOUNT OR OTHER ARRANGEMENT DESCRIBED IN SECTION 4975 OF THE U.S. INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE “CODE”), WHICH IS SUBJECT TO THE PROHIBITED TRANSACTION PROVISIONS OF SECTION 4975 OF THE CODE

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OR ANY OTHER U.S. OR NON-U.S. FEDERAL, STATE, LOCAL OR OTHER LAWS OR REGULATIONS THAT ARE SIMILAR TO SUCH PROVISIONS OF TITLE I OF ERISA OR SECTION 4975 OF THE CODE (COLLECTIVELY, “SIMILAR LAWS”), OR (C) ENTITY WHOSE UNDERLYING ASSETS ARE CONSIDERED TO INCLUDE THE ASSETS OF ANY OF THE FOREGOING DESCRIBED IN CLAUSES (A) AND (B), PURSUANT TO ERISA, ANY SIMILAR LAWS OR OTHERWISE, OR (2) THE ACQUISITION AND HOLDING OF THIS SECURITY OR ANY INTEREST HEREIN WILL NOT CONSTITUTE OR RESULT IN A NON-EXEMPT PROHIBITED TRANSACTION UNDER TITLE I OF ERISA OR SECTION 4975 OF THE CODE OR A VIOLATION UNDER ANY APPLICABLE SIMILAR LAWS.

Each Definitive Unit that is a Transfer Restricted Unit shall bear the following additional legend (“Definitive Units Legend”):

IN CONNECTION WITH ANY TRANSFER, THE HOLDER WILL DELIVER TO THE UNITS TRUSTEE SUCH CERTIFICATES AND OTHER INFORMATION AS THE UNITS TRUSTEE MAY REASONABLY REQUIRE TO CONFIRM THAT THE TRANSFER COMPLIES WITH THE FOREGOING RESTRICTIONS.

(f)Obligations with respect to transfers and exchanges of Units.

(xviii)To permit registrations of transfers and exchanges, the Company shall execute and the Units Trustee shall, upon the relevant Holder’s delivery to the Units Trustee of the applicable Unit Certificate to be transferred in whole or in part and satisfaction of the other requirements for such transfer as set forth herein, countersign, either by manual or facsimile or other electronically transmitted signature, new Global Units and Definitive Units as required pursuant to the provisions of Section 2.07 and this Section 2.08. In addition, a transferor of a Global Unit or a Definitive Unit shall deliver to the Units Trustee a written instruction of transfer in the form attached to the Unit Certificate as Annex 1, duly executed by the Holder thereof or by its attorney, duly authorized in writing. Additionally, prior to registration of any transfer or exchange of a Unit, the requirements for the Unit issued upon such transfer or exchange to be issued in a name other than the Holder shall be met. Such requirements include, inter alia, a signature guarantee from an eligible guarantor institution participating in a signature guarantee program approved by the Securities Transfer Association (at a guarantee level reasonably acceptable to the Company’s transfer agent), and any other reasonable evidence of authority that may be required by the Units Trustee. Upon satisfaction of the conditions in this clause (i), the Units

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Trustee shall, in accordance with such instructions, register the transfer or exchange of the relevant Global Unit or Definitive Unit.

(xix)No service charge shall be made to a Holder for any registration of transfer or exchange, but the Company may require payment from a Holder of a sum sufficient to cover any transfer tax, assessments or similar governmental charge payable in connection therewith as set forth in Section 2.08(c). The Units Trustee shall have no duty or obligation pursuant to any Section of this Agreement requiring the payment of taxes, assessments, and/or governmental charges, unless and until the Units Trustee is satisfied that all such taxes, assessments, and/or governmental charges have been paid.

(xx)Each Unit Certificate shall be exchangeable, upon the surrender thereof by the Holder to the Units Trustee, for a new Unit Certificate or Unit Certificates of like tenor and representing the same aggregate principal amount of Units.

(xxi)All Units issued upon any transfer or exchange pursuant to the terms of this Agreement shall be the valid obligations of the Company, entitled to the same benefits under this Agreement as the Units surrendered upon such transfer or exchange.

(g)No obligation of the Units Trustee.

(xxii)The Units Trustee shall have no responsibility or obligation to any owner of a beneficial interest in a Global Unit, any Agent Member or other Person with respect to the accuracy of the records of the Depositary or its nominee or of any participant or member thereof, with respect to any beneficial ownership interest in the Units represented by such Global Unit or with respect to the delivery to any Agent Member, beneficial owner or other Person (other than the Depositary) of any notice or the payment of any amount, under or with respect to such Units. All notices and communications to be given to the Holders and all payments to be made to Holders under the Units shall be given or made only to or upon the order of the Holders (which shall be the Depositary or its nominee in the case of a Global Unit). Except as set forth herein, the rights of owners of beneficial interests in any Global Unit shall be exercised only through the Depositary subject to the applicable rules and procedures of the Depositary. The Units Trustee may rely and shall be fully protected in relying upon information furnished by the Depositary with respect to its members, participants and any beneficial owners.

(xxiii)The Units Trustee shall have no obligation or duty to monitor, determine or inquire as to compliance with any restrictions on

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transfer imposed under this Agreement or under applicable law with respect to any transfer of any interest in any Unit (including any transfer between or among the Agent Members or beneficial owners in any Global Unit) other than to require delivery of such certificates and other documentation or evidence as are expressly required by, and to do so if and when expressly required by, the terms of this Agreement and the Unit Certificate, and to examine the same to determine substantial compliance as to form with the express requirements hereof and thereof.

Section 2.09. Persons Deemed Owners. Prior to due presentment of a certificate evidencing a Registered Unit for registration of transfer, the Company, the Trustee, the Warrant Agent and the Units Trustee, as applicable, and any agent of the Company, the Trustee, the Warrant Agent or the Units Trustee, as applicable, may treat the Person in whose name any Registered Security evidenced by such Unit Certificate is registered as the owner of the Units evidenced thereby for all purposes whatsoever, whether or not payment with respect to any Security constituting a part of the Units evidenced thereby shall be overdue and notwithstanding any notice to the contrary. None of the Company, the Trustee, the Warrant Agent, the Units Trustee or any agent of the Company, the Trustee, the Warrant Agent or the Units Trustee shall be affected by notice to the contrary.

Section 2.10. Proxies. The Holder of a Global Unit may grant proxies and otherwise authorize any Person, including Agent Members and Persons that may hold beneficial interests through Agent Members, to take any action that a Holder is entitled to take under this Agreement or the Units in accordance with the Depositary’s and the relevant Agent Member’s customary procedures. The Units Trustee, as the registered holder and custodian of the Attached Warrants and Attached Notes, on behalf of the beneficial owners, is entitled to take action in respect of the Warrants, the Warrant Agreement, the Notes and the Indenture, at the direction of the Holders of Global Units in accordance with the Depositary’s and the relevant Agent Member’s customary procedures. For the avoidance of doubt, the Units Trustee is entitled, as the holder of the Attached Notes and Attached Warrants, to take any actions or exercise any rights under the Warrant Agreement or Indenture as and to the same extent as the Warrant Agent or Trustee would be permitted to take upon the direction of holders of the Notes and the Warrants, respectively, at the direction of the Holders of Global Units in accordance with the Depositary’s and the relevant Agent Member’s customary procedures.

Section 2.11. Exchange of Global Units and Definitive Units.

(a)Holders of Global Units shall receive Definitive Units in exchange for interests in such Global Units only if (i) DTC notifies the Company that it is unwilling or unable to continue as Depositary with respect to the Global Units or

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if at any time it ceases to be a clearing agency under the Exchange Act, and a successor Depositary registered as a clearing agency under the Exchange Act is not appointed by the Company within 90 days after receipt of such notice or after it becomes aware that DTC has ceased to be such a clearing agency or (ii) a default under the Warrant Agreement of Warrants has occurred and is continuing and the Units Trustee has received a request from the Depositary.

(b)All Definitive Units issued upon exchange pursuant to this Section
2.11 shall be the valid obligations of the Company, evidencing the same obligations of the Company and entitled to the same benefits under this Agreement as the Global Unit, or portion thereof, surrendered upon such exchange.

(c)Upon any sale or transfer of a Transfer Restricted Unit that is a Definitive Unit, the Units Trustee shall permit the Holder thereof to exchange such Transfer Restricted Unit for a Definitive Unit that does not bear the Restricted Units Legend and the Definitive Units Legend and rescind any restriction on the transfer of such Transfer Restricted Unit if the Holder certifies in writing to the Units Trustee that its request for such exchange is in respect of a transfer made in reliance on Rule 144 (such certification to be in the form attached as Annex 1 to the Unit Certificate) and provides such legal opinions, certifications and other information as the Company or the Units Trustee may reasonably request.

(d)In the event of the occurrence of any of the events specified in Section 2.11(a), the Company will promptly make available to the Units Trustee a reasonable supply of Definitive Units in definitive, fully registered form.

(e)Neither the Company nor the Units Trustee will be liable or responsible for any registration or transfer of any Units that are registered or to be registered in the name of a fiduciary or the nominee of a fiduciary.

Section 2.12. Mutilated, Destroyed, Lost and Stolen Unit Certificates. If any mutilated Unit Certificate is surrendered to the Units Trustee, the Company shall execute and deliver to the Units Trustee, Trustee and the Warrant Agent, as appropriate, and the Units Trustee, Trustee and the Warrant Agent shall authenticate, countersign and deliver, as appropriate, in exchange therefor, new Securities comprised by Units, of like tenor and evidenced by a new Unit Certificate evidencing the same aggregate principal amount of Units and bearing a number not contemporaneously outstanding.

If there shall be delivered to the Company and the Trustee and the Warrant Agent and/or the Units Trustee, as appropriate, (iii) evidence to their satisfaction of the destruction, loss or theft of any Unit Certificate and (iv) such security or indemnity as may be required by them to hold each of them and any agent of any

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of them harmless, then, in the absence of notice to the Company and the Trustee and the Warrant Agent as appropriate, that such Unit Certificate has been acquired by a bona fide purchaser, the Company shall execute and deliver to the Trustee and the Warrant Agent and/or the Units Trustee, as appropriate, and the Trustee in accordance with the Indenture shall authenticate the Notes constituting a part of the Units evidenced by such Unit Certificates, the Warrant Agent in accordance with the Warrant Agreement shall countersign the Warrants constituting a part of the Units evidenced by such Unit Certificates, and the Units Trustee in accordance with this Agreement, the Indenture, the Warrant Agreement shall authenticate the Units, and the Units Trustee shall deliver to the Holder, as appropriate, in lieu of any such destroyed, lost or stolen Unit Certificate, new Securities comprised by Units, of like tenor and evidenced by a new Unit Certificate evidencing the same aggregate principal amount of Units and bearing a number not contemporaneously outstanding.

Unless otherwise specified pursuant to Section 2.03, notwithstanding the foregoing and subject expressly to Section 3.01, the Company shall not be obligated to execute and deliver to the Trustee, the Warrant Agent or the Units Trustee, and none of the Trustee (under the Indenture), the Warrant Agent (under the Warrant Agreement), or the Units Trustee shall be obligated to authenticate, countersign or deliver to the Holder, a new Unit Certificate (or any Security constituting a part of such Unit) under this Section 2.12 during the period beginning any time on or after the opening of business 15 days before the day of mailing of a notice of redemption or of any other exercise of any right held by the Company with respect to the Unit (or any Security constituting a part of such Unit) and ending at the close of business on the day of the giving of such notice, that evidences any Unit or Security selected or called for redemption or with respect to which such right has been exercised. In lieu of delivery of a new Unit Certificate, upon satisfaction of the applicable conditions specified in clauses (i) and (ii) of the preceding paragraph, the Units Trustee shall deliver or cause to be delivered on the applicable redemption date in respect of Notes constituting a part of the
Units evidenced by such Unit Certificate that are selected or called for redemption, the redemption price of such Notes.

Upon the issuance of any new Unit Certificate under this Section, the Company and the Units Trustee may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Units Trustee) connected therewith.

Every new Unit Certificate executed pursuant to this Section in lieu of any destroyed, lost or stolen Unit Certificate shall constitute an original additional contractual obligation of the Company, whether or not the destroyed, lost or stolen Unit Certificate (and the Securities evidenced thereby) shall be at any time enforceable by anyone, and shall be entitled to all the benefits of this Agreement

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equally and proportionately with any and all other Unit Certificates delivered hereunder.

The provisions of this Section are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Unit Certificates.

Section 2.13. Payments to Beneficial Owners. All amounts received by the Units Trustee, as the holder of the Attached Notes, under the Indenture in respect of Attached Notes, including cash interest or on account of payments made in respect of Section 3.07, 3.10, 4.15 and 4.16 of the Indenture shall be distributed ratably to the Holders of the Units (calculated as of the applicable Record Date (as defined in the Indenture)).

Section 2.14. Cancellation. All Unit Certificates surrendered for payment, and all Unit Certificates surrendered for redemption of any Notes shall, if surrendered to any Person other than the Trustee, the Warrant Agent or the Units Trustee, as appropriate, be delivered to the Trustee, the Warrant Agent and/or the Units Trustee, as appropriate, and, if not already cancelled, any Note or Warrant evidenced by such Units shall be promptly cancelled by the Trustee, the Warrant Agent and/or the Units Trustee, as appropriate; provided that if such surrender for payment or redemption is not accompanied by a Termination Event Notice and, if required by the Units Trustee, an Opinion of Counsel, a Prohibited Event Unit Split Date with respect to such Units shall be deemed to occur as of the date of payment or redemption, as applicable, and for each principal amount of a Unit subject to such Prohibited Event Unit Split Date, there shall immediately separate from such Unit as provided in Section 3.01 a number of Warrants equal to the Unit Warrant Number corresponding to such principal amount as of the time of such separation (subject to Section 3.08(b) of the Warrant Agreement), which separated Warrants shall be freely transferrable and, for the avoidance of doubt, such Warrants shall not be cancelled. No Unit Certificates shall be authenticated and countersigned in lieu of or in exchange for any Unit Certificates cancelled as provided in this Section. All cancelled Unit Certificates held by the Units Trustee shall be disposed of in accordance with its customary procedures and evidence of their disposition shall be delivered by the Units Trustee to the Company.

If the Company or any Affiliate of the Company shall acquire any Unit Certificate in connection with a Termination Event, such acquisition shall not operate as a cancellation of such Unit Certificate unless and until such Unit Certificate is delivered to the Trustee, the Warrant Agent and/or the Units Trustee, as appropriate, for the purpose of cancellation. If the Company or any Affiliate of the Company shall acquire any Unit Certificate in connection with a Prohibited Event, a Prohibited Event Unit Split Date with respect to such Units shall be deemed to occur as of the date of payment or redemption, as applicable, of the

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Notes, and the Warrants shall be separated from such Units as provided in Section 3.01(a) and, for the avoidance of doubt, such Warrants shall not be cancelled.

Section 2.15. Tax Treatment. Each Holder acknowledges that (i) the Company intends to treat each Unit as a single contingent payment debt instrument for U.S. federal income tax purposes and (ii) the Holder is required to treat each Unit in a manner consistent with the Company’s determinations absent appropriate disclosure to the Internal Revenue Service. A Holder may obtain the comparable yield and the projected payment schedule of the Units by submitting a written request for it to the Company at c/o Diebold Nixdorf, Incorporated, 50 Executive Parkway, PO Box 2520, Hudson, Ohio 44236-1605, Attention: Corporate Secretary.

ARTICLE 3 SEPARATION OF UNITS

Section 3.01. Separation of Units. With respect to any Unit, such Unit (or, if less than the aggregate principal amount of such Unit, the affected principal amount thereof) shall be separated into its constituent Securities in accordance with the separation and notification procedures set forth in Section 3.02 on the first Business Day that is also a Trading Day on or after the earliest to occur of
(x) the Prohibited Event Unit Split Date with respect to the principal amount of Notes comprising all or part of such Unit, (y) the date on which any Event of Default under the Indenture shall have occurred and the indebtedness under the Indenture shall have been accelerated pursuant to Section 6.02 thereof and
(z)April 1, 2024.

Section 3.02. Separation, Adjustment and Notification Procedures.

(a)Upon any of (x) the receipt by the Units Trustee of a Prohibited Event Unit Split Date Notice (substantially in the form attached hereto as Exhibit C-1), (y) the receipt by the Units Trustee of an Indenture Default Notice (substantially in the form attached hereto as Exhibit C-2) and (z) if any Units remain Outstanding on such date, April 1, 2024, the Units Trustee shall promptly cause to be separated the Warrants and, if not separately paid and cancelled in connection with one or more Prohibited Events, the Notes related to the Units subject to the relevant Unit Split Date, and all such Units shall be cancelled, and the applicable Warrants and Notes shall be freely transferrable (subject to applicable securities laws). Whenever Global Units are separated, the Units Trustee shall give effect to such separation by causing Schedule A of the Global Unit to be endorsed and the Unit Register to be updated to reflect any decrease in the Global Units as a result of such separation, the Trustee shall cause the Attached Notes (representing the Notes prior to such separation that form a part of the Units) and Schedule A of the Global Notes (representing the Notes following such separation) to be endorsed to reflect such separation and the Warrant Agent

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shall cause the Initial Warrant Certificates (representing the Warrants prior to such separation that form a part of the Units) and Schedule A of the Global Warrant (representing Warrants following such separation) to be endorsed to reflect such separation. For the portion of the principal amount of any Unit being so separated, the number of such separated Warrants shall be equal to the Unit Warrant Number corresponding to the relevant principal amount of Notes forming a part of such Unit (including any PIK Interest, if applicable) as of the time of separation, subject to Section 3.08(b) of the Warrant Agreement.

(b)Upon the completion of the foregoing procedures, such Warrants and, if applicable, Notes may be transferred, assigned or exchanged by the Holder thereof separately (subject to applicable securities laws), and will be represented by separate interests on the books of the respective agent and/or trustee, as of April 1, 2024, or, if the relevant Unit Split Date occurs prior to April 1, 2024, generally within one Business Day of such Unit Split Date (including any applicable Prohibited Event Unit Split Date), and the Company shall take commercially reasonable efforts to have the Warrants and the Notes issued on such date (to the extent not previously issued), and will have used commercially reasonable efforts to procure CUSIP numbers for such securities, and to have such CUSIP numbers made eligible for DTC, for such purpose prior to the date of separation, in the form of one or more fully registered global securities which will be deposited with, or on behalf of, DTC and will be registered in the name of a nominee of DTC. Unless otherwise required by applicable law, any such Warrants shall be delivered free from any restrictive legends and bearing an unrestricted CUSIP number. Upon the completion of such procedures, the Units Trustee shall inform each Holder of such completion within one Business Day.

(c)As early as practical preceding any Unit Split Date, the Company shall (x) deliver a Prohibited Event Unit Split Date Notice or an Indenture Default Notice, as the case may be, to the Warrant Agent and the Units Trustee, if the relevant Unit Split Date occurs prior to April 1, 2024, and (y) calculate and transmit to the Warrant Agent and the Units Trustee a written notice of the Unit Warrant Number, the number of separated Warrants and the amount of cash, if any, payable in lieu of issuing any fractional Warrant as provided in Section 3.08(b) of the Warrant Agreement, for each Unit to which the Unit Split Date relates and a brief statement of the facts requiring such adjustment and setting forth the computation by which such adjustment was made, and the Units Trustee shall cause such notice and statement to be sent or communicated to the Holders and owners of a beneficial interest in the applicable Units. The Company shall make these calculations in good faith and in a commercially reasonable manner and absent manifest error, such calculations shall be final and binding on the Holders, the owners of a beneficial interest in the applicable Units, the Units Trustee and the Warrant Agent. Neither the Warrant Agent nor the Units Trustee shall have any duty or obligation to make such calculations or investigate or confirm whether the Company’s calculations are accurate or correct.

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ARTICLE 4
Other Provisions Relating to Rights of Holders of Units

Section 4.01. Holder May Enforce Rights. Any Holder of Units may, without the consent of the Units Trustee, the Depositary, any participant of the Depositary or any other Holder, in and for its own behalf, enforce, and may institute and maintain, any suit, action or proceeding against the Company suitable to enforce its rights under this Agreement; provided that a Holder of Units may only enforce its rights under the Securities comprised by such Unit in accordance with the terms of the Indenture and the Warrant Agreement, as applicable.

ARTICLE 5 THE UNITS TRUSTEE

Section 5.01. Certain Duties and Responsibilities. (a) The Units Trustee undertakes to perform such duties, and only such duties, as are specifically set forth in this Agreement.

(b)No provision of this Agreement shall be construed to relieve the Units Trustee from liability for its own negligent action, its own negligent failure to act, or its own willful misconduct, except that

(xxiv)the duties and obligations of the Units Trustee with respect to the Units shall be determined solely by the express provisions of this Agreement and the Units and the Units Trustee shall not be liable except for the performance of such duties and obligations as are specifically set forth in this Agreement and in the Units, and no implied covenants or obligations shall be read into this Agreement or the Units against the Units Trustee; and

(xxv)in the absence of bad faith on its part, the Units Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any statements, certificates or opinions furnished to the Units Trustee and conforming to the requirements of this Agreement or the Units but in the case of any such statements, certificates or opinions that by any provision hereof are specifically required to be furnished to the Units Trustee, the Units Trustee shall be under a duty to examine the same to determine whether or not they conform to the requirements of this Agreement or the Units, as applicable (but need not confirm or investigate the accuracy of mathematical calculations or other facts stated therein).

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(c)The Units Trustee shall not be liable for any error of judgment made in good faith by a Responsible Officer, unless it shall be proved that the Units Trustee was negligent in ascertaining the pertinent facts.

(d)No provision of this Agreement or the Units shall require the Units Trustee to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it.

(e)Whether or not therein expressly so provided, every provision of this Agreement relating to the conduct or affecting the liability of or affording protection to the Units Trustee shall be subject to the provisions of this Section.

(f)In no event shall the Units Trustee be responsible or liable for special, indirect, or consequential loss or damage of any kind whatsoever (including, but not limited to, loss of profit) irrespective of whether it has been advised of the likelihood of such loss or damage and regardless of the form of action.

(g)In no event shall the Units Trustee be responsible or liable for any failure or delay in the performance of its obligations under this Agreement or the Units arising out of or caused by, directly or indirectly, forces beyond its reasonable control, including without limitation strikes, work stoppages, accidents, acts of war or terrorism, civil or military disturbances, nuclear or natural catastrophes or acts of God, and, provided such events are beyond the reasonable control of the Units Trustee, interruptions, loss or malfunctions of utilities, communications or computer (software or hardware) services.

Section 5.02. Certain Rights of Units Trustee. Subject to the provisions of Section 5.01:

(a)the Units Trustee may rely and shall be protected in acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, coupon, security or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

(b)any request, direction, order or demand of the Company mentioned herein shall be sufficiently evidenced by an Officer’s Certificate or Issuer Order and any resolution of the Board of Directors of the Company, as the case may be, may be sufficiently evidenced by a Board Resolution;

(c)the Units Trustee may consult with counsel and the advice of such counsel or any Opinion of Counsel shall be full and complete authorization and

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protection with respect to any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon in accordance with such advice or Opinion of Counsel;

(d)the Units Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, approval, appraisal, bond, debenture, note, coupon, security or other paper or document, but the Units Trustee, in its discretion, may make reasonable further inquiry or investigation into such facts or matters related to the issuance of the Notes or the Warrants, as the case may be, and, if the Units Trustee shall determine to make such further inquiry or investigation, it shall be entitled to examine the books, records and premises of the Company, at reasonable times during normal business hours, personally or by agent or attorney (and shall incur no liability or additional liability of any kind by reason of such inquiry or investigation);

(e)the Units Trustee may execute any of the powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys and the Units Trustee shall not be responsible for any misconduct or negligence on the part of any such agent or attorney appointed with due care by it hereunder; and

(f)the Units Trustee shall not be liable for any action taken or omitted by it in good faith and believed by it to be authorized or within the discretion, rights or powers conferred upon it by this Agreement.

Section 5.03. Not Responsible for Recitals or Issuance of Units. The recitals contained herein, in the Indenture, in the Warrant Agreement and in the Units, except the Trustee’s and Warrant Agent’s certificates of authentication or countersignature, shall be taken as the statements of the Company, and none of the Trustee, Units Trustee or the Warrant Agent assumes any responsibility for their correctness. The Units Trustee makes no representations as to the validity or sufficiency of this Agreement or of the Units. None of the Trustee, Units Trustee or the Warrant Agent shall be accountable for the use or application by the Company of the proceeds with respect to Units or be responsible for exercising any remedy hereunder on behalf of the Holders, except as expressly provided in this Agreement.

Section 5.04. May Hold Units. The Units Trustee, the Trustee, the Warrant Agent, or any other agent of the Company, the Trustee, the Warrant Agent, or the Units Trustee, in its individual or any other capacity, may become the owner or pledgee of Units and may otherwise deal with the Company and receive, collect, hold and retain collections from the Company with the same rights it would have if it were not such other agent, the Trustee, the Warrant Agent or the Units Trustee.

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Section 5.05. Compensation and Reimbursement. The Company agrees:

(a)to pay to the Units Trustee from time to time such compensation for all services rendered by it hereunder as mutually agreed to between the Units Trustee and the Company;

(b)except as otherwise expressly provided herein, to reimburse the Units Trustee and any predecessor Units Trustee upon its request for all reasonable expenses, disbursements and advances incurred or made by the Units Trustee in accordance with any provision of this Agreement (including the reasonable compensation and the expenses and disbursements of its agents and counsel), except any such expense, disbursement or advance as may be attributable to its negligence or bad faith; and

(c)to indemnify the Units Trustee and any predecessor Units Trustee for, and to hold it harmless against, any loss, liability or expense incurred without negligence or bad faith on its part, arising out of or in connection with the acceptance or administration of this Agreement and its duties hereunder and the enforcement of this Agreement (including this Section 5.05), including the costs and expenses of defending itself against or investigating any claim of liability in connection with the exercise or performance of any of its powers or duties hereunder.

Section 5.06. Corporate Agent Required; Eligibility. There shall at all times be a trustee hereunder which shall be a corporation organized and doing business under the laws of the United States of America, any state thereof or the District of Columbia, having, together with its parent, a combined capital and surplus of at least $50,000,000, subject to supervision or examination by federal, state or District of Columbia authority and willing to act on reasonable terms. If such corporation, or its parent, publishes reports of condition at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then for the purposes of this Section, the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. The Units Trustee hereunder shall at all times be the Trustee under the Indenture and the Warrant Agent under the Warrant Agreement, subject to receipt of an Opinion of Counsel that the same Person is precluded by law from acting in such capacities. If at any time the Units Trustee shall cease to be eligible in accordance with the provisions of this Section, it shall resign immediately in the manner and with the effect hereinafter specified in Section 5.07. The Units Trustee may appoint one or more sub-trustees with offices or agencies in a city or cities outside the United States.

Section 5.07. Resignation and Removal; Appointment of Successor. (a) No resignation or removal of the Units Trustee and no appointment of a successor Units Trustee pursuant to this Article shall become effective until the acceptance

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of appointment by the successor Units Trustee in accordance with the applicable requirements of Section 5.08.

(b)The Units Trustee may resign by giving written notice thereof to the Company and the Holders, in accordance with Section 6.06 and Section 6.07, 60 days prior to the effective date of such resignation. The Units Trustee may be removed at any time upon 60 days’ notice by the filing with it of an instrument in writing signed on behalf of the Company and specifying such removal and the date when it is intended to become effective. If the instrument of acceptance by a successor Units Trustee required by Section 5.08 shall not have been delivered to the Units Trustee within 30 days after the giving of such notice of resignation, the resigning Units Trustee may petition any court of competent jurisdiction, at the expense of the Company, for the appointment of a successor Units Trustee.
(c)If at any time (i) the Units Trustee shall cease to be eligible under Section 5.06, or shall cease to be eligible as Trustee under the Indenture or as Warrant Agent under the Warrant Agreement, and shall fail to resign after written request therefor by the Company or by any Holder, or (ii) the Units Trustee shall become incapable of acting with respect to the Units or shall be adjudged a bankrupt or insolvent, or a receiver or liquidator of the Units Trustee or of its property shall be appointed or any public officer shall take charge or control of the Units Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then, in any such case, (A) the Company, by Board Resolution, may remove the Units Trustee and appoint a successor Units Trustee, or (B) any Holder who has been a bona fide Holder of Units for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction, at the expense of the Company, for the removal of the Units Trustee and the appointment of a successor Units Trustee or Trustees. Such court may thereupon, after such notice, if any, as it may deem proper and prescribe, remove the Units Trustee and appoint a successor Units Trustee.
(d)If the Units Trustee shall resign, be removed or become incapable of acting, or if a vacancy shall occur in the office of the Units Trustee for any cause, the Company, by Board Resolution, shall promptly appoint a successor Units Trustee or Trustees (other than the Company) and shall comply with the applicable requirements of Section 5.08. If no successor Units Trustee shall have been so appointed by the Company and accepted appointment in the manner required by Section 5.08, any Holder who has been a bona fide Holder of Units for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction, at the expense of the Company, for the appointment of a successor Units Trustee.
(e)The Company shall give, or shall cause such successor Units Trustee to give, notice of each resignation and each removal of the Units Trustee

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and each appointment of a successor Units Trustee to all Holders of Units in accordance

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with Section 6.07. Each notice shall include the name of the successor Units Trustee and the address of its Corporate Trust Office.

Section 5.08. Acceptance of Appointment by Successor. (a) In case of the appointment hereunder of a successor Units Trustee, every such successor Units Trustee so appointed shall execute, acknowledge and deliver to the Company and to the retiring Units Trustee an instrument accepting such appointment, and thereupon the resignation or removal of the retiring Units Trustee shall become effective and such successor Units Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, agencies and duties of the retiring Units Trustee, with like effect as if originally named as Units Trustee hereunder; but, on the request of the Company or the successor Units Trustee, such retiring Units Trustee shall, upon payment of all amounts due and payable to it pursuant to Section 5.05, execute and deliver an instrument transferring to such successor Units Trustee all the rights and powers of the retiring Units Trustee and shall duly assign, transfer and deliver to such successor Units Trustee all property and money held by such retiring Units Trustee hereunder. Any retiring Units Trustee shall, nonetheless, retain a prior claim upon all property or funds held or collected by such Units Trustee to secure any amounts then due it pursuant to Section 5.05.

(b)Upon request of any such successor Units Trustee, the Company shall execute any and all instruments for more fully and certainly vesting in and confirming to such successor Units Trustee all such rights, powers and agencies referred to in paragraph (a) of this Section.
(c)No successor Units Trustee shall accept its appointment unless at the time of such acceptance such successor Units Trustee shall be eligible under Section 5.06.

(d)Upon acceptance of appointment by any successor Units Trustee as provided in this Section, the Company shall give notice thereof to the Holders of Units in accordance with Section 6.07. If the acceptance of appointment is substantially contemporaneous with the resignation of the Units Trustee, then the notice called for by the preceding sentence may be combined with the notice called for by Section 5.07. If the Company fails to give such notice within ten days after acceptance of appointment by the successor Units Trustee, the successor Units Trustee shall cause such notice to be given at the expense of the Company.

Section 5.09. Merger, Conversion, Consolidation or Succession to Business. Any corporation into which the Units Trustee may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Units Trustee shall be a party, or any corporation succeeding to all or substantially all the agency business

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of the Units Trustee, shall be the successor of the Units Trustee hereunder, without the execution or filing of any paper or any further act on the part of any of the parties hereto, provided that such corporation shall be otherwise eligible under this Article.

Section 5.10. Tax Compliance. (a) The Units Trustee, on its own behalf and on behalf of the Company, will comply with all applicable certification, information reporting and withholding (including “backup” withholding) requirements imposed by applicable United States, federal and New York State tax laws, regulations or administrative practice (i) with respect to payments on, or transfer or redemption of the Notes or the Warrants or (ii) if specifically instructed by the Company, with respect to the issuance, delivery, holding, or exercise of rights (other than by payment, transfer or redemption) under the Notes or the Warrants. Such compliance shall include, without limitation, the preparation and timely filing of required returns with respect to, and the timely payment of, all amounts required to be withheld to the appropriate taxing authority or its designated agent. The Company will provide to the Units Trustee such information as it may reasonably request in order to comply with this Section.

(b)The Units Trustee shall comply with any direction received from the Company with respect to the application of such requirements to particular payments or holders or in other particular circumstances, and may for purposes of this Agreement rely on any such direction in accordance with the provisions of Section 5.01(b)(2) hereof.

(c)The Units Trustee shall maintain all appropriate records documenting compliance with such requirements, and shall make such records available on request at reasonable times during normal business hours to the Company or to their authorized representatives duly authorized in writing.

ARTICLE 6 MISCELLANEOUS PROVISIONS

Section 6.01. Amendments. (a) This Agreement and the terms of the Units may be amended (by means of an agreement supplemental hereto or otherwise) by the Company and the Units Trustee, without the consent of the Holders, (i) for the purpose of curing any ambiguity, or of curing, correcting or supplementing any defective or inconsistent provision contained herein or therein,
(ii) to evidence and provide for the acceptance of appointment hereunder by a successor Units Trustee with respect to the Units, (iii) for the purposes of providing for compliance with the applicable securities laws (to the extent there are changes in applicable law following the date hereof), including with respect to the transfer restrictions set forth herein, or (iv) in any other manner which the

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Company may deem necessary or desirable and which will not adversely affect the interests of the affected Holders.

(b)The Company and the Units Trustee may modify or amend this Agreement (by means of an agreement supplemental hereto or otherwise) with the consent of Holders holding not less than a majority in aggregate principal amount of the then Outstanding Units affected thereby for any purpose; provided, however, that no such modification or amendment that materially and adversely affects (i) the exercise or separation rights of the affected Holders or reduces the percentage of the principal amount of Outstanding Units the consent of the Holders of which is required for modification or amendment of this Agreement, or (ii) any Key Provision or any Key Definition may be made without the consent of each Holder materially and adversely affected thereby. In the case of Units evidenced by one or more Global Unit Certificates, the Company and the Units Trustee shall be entitled to rely upon certification in form satisfactory to each of them that any requisite consent has been obtained from holders of beneficial ownership interests in the relevant Global Unit Certificate. Such certification may be provided by participants of the Depositary acting on behalf of such beneficial owners of Units, provided that any such certification is accompanied by a certification from the Depositary as to the Unit holdings of such participants. For purposes hereof, “Key Provisions” shall include each of Sections 2.03, 2.05, 3.01, 3,02, 4.01 and this Section 6.01, and “Key Definitions” shall include “Maximum Number of Warrant Shares,” “Prohibited Event,” “Prohibited Event Unit Split Date,” “Unit,” “Unit Split Date,” “Unit Warrant Number,” “Termination Event,” “Warrant” and “Warrant Agreement.” For the avoidance of doubt, any and all calculations or determinations made by the Company, the Units Trustee, the Trustee, the Warrant Agent or their authorized representatives in accordance with the Key Provisions and Key Definitions shall not be considered an amendment or modification of this Agreement.

(c)Upon the request of the Company, accompanied by a copy of a Board Resolution (which Board Resolution may provide general terms or parameters for such action and may provide that the specific terms of such action may be determined in accordance with or pursuant to an Officer’s Certificate) authorizing the execution of any such amendment, and upon the filing with the Units Trustee of evidence of the consent of Holders as aforesaid, the Units Trustee shall join with the Company in the execution of such amendment unless such amendment affects the Units Trustee’s own rights, duties or immunities under this Agreement or otherwise, in which case the Units Trustee may in its discretion, but shall not be obligated to, enter into such amendment. In executing, or accepting the additional duties created by, any amendment permitted by this Section, the Units Trustee shall receive, and shall be fully protected in relying upon, an Opinion of Counsel stating that the execution of such amendment is authorized or permitted by this Agreement and is enforceable against the Company in accordance with its terms. The fact and date of the execution of any

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consent of Holders, or the authority of the Person executing the same, may be proved by the certificate of any notary public or other officer of any jurisdiction authorized to take acknowledgments of deeds or administer oaths that the person executing such instruments acknowledged to him the execution thereof, or by an affidavit of a witness to such execution sworn to before any such notary or other such officer. Where such execution is by or on behalf of any legal entity other than an individual, such certificate or affidavit shall also constitute sufficient proof of the authority of the person executing the same. The ownership of Registered Units shall be proved by the Unit Register or by a certificate of the Units Trustee, as registrar for the Units. For the avoidance of doubt, such action may relate to the Units as well as to its constituent Securities, this Agreement, the Warrant Agreement and the Indenture for so long as any Warrants and Notes have not separated pursuant to Article III hereof and form part of Outstanding Units.
The Depositary shall report only one result of each solicitation of proxies to the Units Trustee.

(d)It shall not be necessary for the consent of the Holders under this Section to approve the particular form of any proposed amendment, but it shall be sufficient if such consent shall approve the substance thereof.

(e)The Company may set a record date for purposes of determining the identity of Holders of Registered Units entitled to consent to any action by consent authorized or permitted hereby. Such record date shall be the later of 30 days prior to the first solicitation of such consent or the date of the most recent list of Holders of Registered Units furnished to the Units Trustee. The ownership of Registered Units shall be proved by the Unit Register. The Units Trustee shall vote as the custodian of the Warrants and Notes in respect of any action relating to such Securities or the Warrant Agreement or the Indenture in the manner directed by the Holders of the Registered Units. Any notices received by the Units Trustee shall be distributed to Holders of Units within two Business Days.

Section 6.02. Incorporators, Shareholders, Officers and Directors of the Company Immune from Liability. No recourse under or upon any obligation, covenant or agreement contained in this Agreement, or in any Warrant Agreement or any Notes and/or Warrants, or because of any indebtedness evidenced thereby, shall be had against any incorporator, or against any past, present or future shareholder, officer, attorney-in-fact or director, as such, of the Company or of any successor corporation, either directly or through the Company or any successor corporation, under any rule of law, statute or constitutional provision or by the enforcement of any assessment or penalty or by any legal or equitable proceeding or otherwise, all such liability being expressly waived and released by the acceptance of the Units by the Holders thereof and as part of the consideration for the issue thereof, provided that nothing in this Article shall impair the obligations, covenants and agreements of the Company contained in this Agreement and in any Notes and/or Warrants constituting a part of the Units.

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Section 6.03. Compliance Certificates and Opinions. Except as otherwise expressly provided by this Agreement, upon any application or request by the Company to the Units Trustee to take any action under any provision of this Agreement, the Company, as applicable, shall furnish to the Units Trustee an Officer’s Certificate stating that all conditions precedent, if any, provided for in this Agreement relating to the proposed action have been complied with and an Opinion of Counsel stating that, in the opinion of such counsel, all such conditions precedent, if any, have been complied with, except that in the case of any such application or request as to which the furnishing of such documents is specifically required by any provision of this Agreement relating to such particular application or request, no additional certificate or opinion need be furnished.

Every certificate or opinion with respect to compliance with a condition or covenant provided for in this Agreement shall include:

(xxvi)a statement that each individual signing such certificate or opinion has read such covenant or condition and the definitions herein relating thereto;

(xxvii)a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

(xxviii)a statement that, in the opinion of each such individual, he or she has made such examination or investigation as is necessary to enable him or her to express an informed opinion as to whether or not such covenant or condition has been complied with; and

(xxix)a statement as to whether, in the opinion of each such individual, such condition or covenant has been complied with.

Section 6.04. Form of Documents Delivered to Units Trustee. In any case where several matters are required to be certified by, or covered by an opinion of, any specified Person, it is not necessary that all such matters be certified by, or covered by the opinion of, only one such Person, or that they be so certified or covered by only one document, but one such Person may certify or give an opinion with respect to some matters and one or more other such Persons as to other matters, and any such Person may certify or give an opinion as to such matters in one or several documents.

Any certificate, statement or opinion of an officer or Opinion of Counsel of or for the Company may be based, insofar as it relates to legal matters, upon a certificate or opinion of, or representations by, counsel, unless such officer knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to the matters upon which his certificate, statement or

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opinion is based are erroneous. Any such certificate, statement or opinion may be based, insofar as it relates to factual matters, upon a certificate, statement or opinion of, or representations by, an officer or officers of the Company, as applicable, stating that the information with respect to such factual matters is in the possession of the Company, unless such counsel knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to such matters are erroneous.

Where any Person is required to make, give or execute two or more applications, requests, consents, certificates, statements, opinions or other instruments under this Agreement, they may, but need not, be consolidated and form one instrument.

Section 6.05. Maintenance of Office or Agency. So long as Units are authorized for issuance pursuant to this Agreement or are Outstanding hereunder, the Company will maintain an office or agency where Units may be presented or surrendered for delivery, where Units may be surrendered for registration of transfer or exchange and where notices and demands to or upon the Company in respect of Units and this Agreement may be served. The Company hereby initially designates the Units Trustee for each of said purposes. The Company will give prompt written notice to the Units Trustee of the location, and any change in the location, of such office or agency. If at any time the Company shall fail to maintain any such required office or agency or shall fail to furnish the Units Trustee with the name and address thereof, such presentations, surrenders, notices and demands may be made or served at the Corporate Trust Office of the Units Trustee, and the Company hereby appoints the Units Trustee as its agent to receive all such presentations, surrenders, notices and demands.

The Company may also from time to time designate one or more other offices or agencies where Units may be presented or surrendered for any or all such purposes and may from time to time rescind such designations; provided, however, that no such designation or rescission shall in any manner relieve the Company of its obligations to maintain offices or agencies provided for in this Section 6.05. The Company will give prompt written notice to the Units Trustee of any such designation or rescission and of any change in the location of any such other office or agency.

Section 6.06. Notices, Etc. Any request, demand, authorization, direction, notice, consent, waiver or act of Holders or other document provided or permitted by this Agreement to be made upon, given or furnished to, or filed with,

(a)the Units Trustee, by any Holder or by the Company shall be sufficient for every purpose hereunder (unless otherwise herein expressly provided) if made, given, furnished or filed in writing and personally delivered or mailed, first-class postage prepaid, to the Units Trustee at its Corporate Trust

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Office, 1350 Euclid Avenue, Suite 1100, Cleveland, Ohio 44115, Attention: Global Corporate Trust or at any other address previously furnished in writing by the Units Trustee to the Holders and the Company, or

(b)the Company by the Units Trustee or by any Holder shall be sufficient for every purpose hereunder (unless otherwise herein expressly provided) if made, given, furnished or filed in writing and personally delivered or mailed, first-class postage prepaid, addressed to the Company at c/o Diebold Nixdorf, Incorporated, 5995 Mayfair Road, PO Box 3077, North Canton, Ohio 44720, Attention: Jonathan B. Leiken, or at any other address previously furnished in writing to the Units Trustee by the Company.

Section 6.07. Notices to Holders. Any notice or communication mailed to a Holder shall be mailed to the Holder at the Holder’s address as it appears on the Registry and shall be sufficiently given if so mailed within the time prescribed. Any notice to the owners of a beneficial interest in a Global Unit shall be distributed through the Depositary in accordance with the procedures of the Depositary. Communications to owners shall be deemed to be effective at the time of dispatch to the Depositary. Failure to provide a notice or communication to a Holder or owner of a beneficial interest in a Global Unit or any defect in it shall not affect its sufficiency with respect to other Holders or owners of a beneficial interest in a Global Unit. If a notice or communication is provided in the manner provided above, it is duly given, whether or not the intended recipient actually receives it. Any notice received by the Units Trustee in respect of the Attached Warrants or Attached Notes shall be transmitted by the Unit Trustee to the Holders as provided in this Section 6.07.

Section 6.08. Effect of Headings and Table of Contents. The Article and Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.

Section 6.09. Successors and Assigns. All covenants and agreements in this Agreement, the Units and the Unit Certificates by the Company shall bind its successors and assigns, whether so expressed or not.

Section 6.10. Separability Clause. In case any provision in this Agreement or in the Units, Unit Certificates or Notes or Warrants shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions hereof and thereof shall not in any way be affected or impaired thereby.

Section 6.11. Benefits of Agreement. Nothing in this Agreement or in the Units, Unit Certificates, the Indenture or the Warrant Agreement, the Notes or the Warrants, express or implied, shall give to any Person, other than the parties

41

hereto and their successors hereunder and the Holders of any Units, any benefits or any legal or equitable right, remedy or claim under this Agreement.

Section 6.12. Governing Law; Waiver of Trial by Jury. This Agreement, the Units, the Unit Certificates, the Notes and the Warrants shall be governed by, and construed in accordance with, the laws of the State of New York. The Company and the Units Trustee irrevocably waive, to the fullest extent permitted by applicable law, any and all right to trial by jury in any legal proceeding arising out of or relating to this Agreement or the transactions contemplated hereby.

Section 6.13. Counterparts. This Agreement may be executed in any number of counterparts by the parties hereto on separate counterparts, each of which, when so executed and delivered, shall be deemed an original, but all such counterparts shall together constitute one and the same instrument. The words “execution,” “signed,” “signature,” “delivery,” and words of like importance in or relating to this Agreement or any document to be signed in connection with this Agreement shall be deemed to include electronic signatures, deliveries or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature, physical delivery thereof or the use of a paper-based recordkeeping system, as the case may be, and the parties hereto consent to conduct the transactions contemplated hereunder by electronic means. All notices, approvals, consents, requests and any communications hereunder must be in writing (provided that any communication sent to the Units Trustee hereunder must be in the form of a document that is signed manually or by way of a digital signature provided by DocuSign (or such other digital signature provider as specified in writing to the Trustee by the authorized representative), in English. The Company agrees to assume all risks arising out of the use of using digital signatures and electronic methods to submit communications to the Units Trustee, including, without limitation, the risk of the Units Trustee acting on unauthorized instructions, and the risk of interception and misuse by third parties.

Section 6.14. Inspection of Agreement. A copy of this Agreement shall be available at all reasonable times during normal business hours at the Corporate Trust Office of the Units Trustee for inspection by any Holder.

Section 6.15. Confidentiality. The Units Trustee and the Company agree that all books, records, information and data pertaining to the business of the other party, including inter alia, personal, non-public Holder or beneficial owner information, which are exchanged or received pursuant to the negotiation or the carrying out of this Agreement, including the fees for services, shall remain confidential, and shall not be voluntarily disclosed to any other person, except as may be required by law, including, without limitation, pursuant to subpoenas from state or federal government authorities (e.g., in divorce and criminal actions).

42

Section 6.16. Incorporation by Reference. All of the rights, protections and immunities granted to the Units Trustee under the Indenture shall be incorporated by reference as if fully set forth herein.

[Signatures on following pages]

43

IN WITNESS WHEREOF, the Company, the Units Trustee, the Trustee and the Warrant Agent have duly executed this Agreement as of the day and year first above set forth.

DIEBOLD NIXDORF, INCORPORATED
By:	/s/ Jeffrey Rutherford
Name: Jeffrey Rutherford
Title: Executive Vice President and Chief Financial Officer

[Signature Page to Unit Agreement]

U.S. BANK TRUST COMPANY, NATIONAL ASSOCIATION, as Units Trustee
By:	/s/ David A. Schlabach
Name: David A. Schlabach
Title: Authorized Signatory

U.S. BANK TRUST COMPANY, NATIONAL ASSOCIATION, as Trustee and Paying Agent under the Indenture
By:	/s/ David A. Schlabach
Name: David A. Schlabach
Title: Authorized Signatory

U.S. BANK TRUST COMPANY, NATIONAL ASSOCIATION, as Warrant Agent under the Warrant Agreement
By:	/s/ David A. Schlabach
Name: David A. Schlabach
Title: Authorized Signatory

[Signature Page to Unit Agreement]

EXHIBIT A

[INSERT IN GLOBAL UNIT CERTIFICATE FOR REGISTERED UNITS] [FACE]
[This Unit Certificate is a Global Unit Certificate within the meaning of the Unit Agreement hereinafter referred to and is registered in the name of The Depository Trust Company (the “Depositary”) or a nominee of the Depositary. Unless and until it is exchanged in whole or in part for an aggregate principal amount of Units in definitive registered form, this Unit Certificate may not be transferred except as a whole by the Depositary to a nominee of the Depositary or by a nominee of the Depositary to the Depositary or another nominee of the Depositary or by the Depositary or any such nominee to a successor Depositary or a nominee of such successor Depositary.

A Unit is a “Contingent Payment Debt Instrument” that has been issued with “Original Issue Discount”. A holder may obtain the issue price, amount of original issue discount, issue date, yield to maturity, comparable yield and projected payment schedule by submitting a written request for it to Diebold Nixdorf, Incorporated at c/o Diebold Nixdorf, Incorporated, 50 Executive Parkway, PO Box 2520, Hudson, Ohio 44236-1605, Attention: Corporate Secretary.

Unless this Unit Certificate is presented by an authorized representative of the Depositary (55 Water Street, New York) to Diebold Nixdorf, Incorporated or its agent for registration of transfer, exchange or payment, and any Unit issued is registered in the name of Cede & Co. or such other name as requested by an authorized representative of the Depositary and any payment hereon is made to Cede & Co. or such other entity as is requested by an authorized representative of the Depositary, ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY A PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.]

[Restricted Units Legend:]

[THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR THE SECURITIES LAWS OF ANY STATE OR OTHER JURISDICTION. NEITHER THIS SECURITY NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, SUCH REGISTRATION. THE HOLDER OF THIS SECURITY, BY ITS ACCEPTANCE HEREOF, AGREES ON ITS OWN BEHALF AND ON BEHALF OF ANY INVESTOR ACCOUNT
B-3-2

FOR WHICH IT HAS PURCHASED SECURITIES, TO OFFER, SELL OR OTHERWISE TRANSFER SUCH SECURITY, PRIOR TO THE DATE (THE “RESALE RESTRICTION TERMINATION DATE”) THAT IS [IN THE CASE OF UNITS WITH A RULE 144A OR IAI CUSIP: [ONE YEAR AFTER THE LATER OF THE ORIGINAL ISSUE DATE HEREOF AND THE LAST DATE ON WHICH DIEBOLD NIXDORF, INCORPORATED (THE “COMPANY”) OR ANY AFFILIATE OF THE COMPANY WAS THE OWNER OF THIS SECURITY (OR ANY PREDECESSOR OF SUCH SECURITY) OR SUCH SHORTER PERIOD OF TIME AS PERMITTED BY RULE 144 UNDER THE SECURITIES ACT][IN THE CASE OF UNITS WITH A REGULATION S CUSIP: SIX MONTHS AFTER THE LATER OF THE ORIGINAL ISSUE DATE HEREOF AND THE DATE ON WHICH THIS SECURITY (OR ANY PREDECESSOR OF SUCH SECURITY) WAS FIRST OFFERED TO PERSONS OTHER THAN DISTRIBUTORS (AS DEFINED IN RULE 902 OF REGULATION S) IN RELIANCE ON REGULATION S], ONLY (A) TO DIEBOLD NIXDORF, INCORPORATED (THE “COMPANY”) OR ANY SUBSIDIARY THEREOF, (B) PURSUANT TO A REGISTRATION STATEMENT THAT HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT, (C) FOR SO LONG AS THE SECURITIES ARE ELIGIBLE FOR RESALE PURSUANT TO RULE 144A UNDER THE SECURITIES ACT (“RULE 144A”), TO A PERSON IT REASONABLY BELIEVES IS A “QUALIFIED INSTITUTIONAL BUYER” AS DEFINED IN RULE 144A THAT PURCHASES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHOM NOTICE IS GIVEN THAT THE TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, (D) PURSUANT TO OFFERS AND SALES TO NON-U.S. PERSONS THAT OCCUR OUTSIDE THE UNITED STATES WITHIN THE MEANING OF REGULATION S UNDER THE SECURITIES ACT, (E) TO AN INSTITUTIONAL “ACCREDITED INVESTOR” WITHIN THE MEANING OF RULE 501(A)(1), (2), (3) OR (7) UNDER THE SECURITIES ACT, THAT IS NOT A QUALIFIED INSTITUTIONAL BUYER AND THAT IS PURCHASING FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF ANOTHER INSTITUTIONAL ACCREDITED INVESTOR, OR (F) PURSUANT TO ANOTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, SUBJECT TO THE COMPANY’S AND THE UNITS TRUSTEE’S RIGHT PRIOR TO ANY SUCH OFFER, SALE OR TRANSFER PURSUANT TO CLAUSES (D),
(E) OR (F) TO REQUIRE THE DELIVERY OF AN OPINION OF COUNSEL, CERTIFICATION AND/ OR OTHER INFORMATION SATISFACTORY TO EACH OF THEM. THIS LEGEND WILL BE REMOVED UPON THE REQUEST OF THE HOLDER AFTER THE RESALE RESTRICTION TERMINATION DATE. [IN THE CASE OF UNITS WITH A REGULATION S CUSIP: BY ITS ACQUISITION HEREOF, THE HOLDER HEREOF REPRESENTS THAT IT IS NOT A U.S. PERSON NOR IS IT PURCHASING FOR THE ACCOUNT OF A U.S. PERSON AND IS ACQUIRING THIS

B-3-3

SECURITY IN AN OFFSHORE TRANSACTION IN ACCORDANCE WITH REGULATION S UNDER THE SECURITIES ACT AND AGREES ON ITS OWN BEHALF AND ON BEHALF OF ANY INVESTOR ACCOUNT FOR WHICH IT HAS PURCHASED SECURITIES THAT HEDGING TRANSACTIONS WITH REGARD TO THIS SECURITY AND THE COMMON SHARES ISSUABLE UPON EXERCISE OF THE WARRANTS FORMING PART OF THIS SECURITY MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE SECURITIES ACT.]

BY ITS ACQUISITION OF THIS SECURITY, THE HOLDER THEREOF WILL BE DEEMED TO HAVE REPRESENTED AND WARRANTED THAT EITHER (1) NO PORTION OF THE ASSETS USED BY SUCH HOLDER TO ACQUIRE OR HOLD THIS SECURITY OR ANY INTEREST HEREIN CONSTITUTES THE ASSETS OF ANY (A) “EMPLOYEE BENEFIT PLAN” WITHIN THE MEANING OF SECTION 3(3) OF THE U.S. EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED (“ERISA”) WHICH IS SUBJECT TO TITLE I OF ERISA, (B) PLAN, INDIVIDUAL RETIREMENT ACCOUNT OR OTHER ARRANGEMENT DESCRIBED IN SECTION 4975 OF THE U.S. INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE “CODE”), WHICH IS SUBJECT TO THE PROHIBITED TRANSACTION PROVISIONS OF SECTION 4975 OF THE CODE OR ANY OTHER U.S. OR NON-U.S. FEDERAL, STATE, LOCAL OR OTHER LAWS OR REGULATIONS THAT ARE SIMILAR TO SUCH PROVISIONS OF TITLE I OF ERISA OR SECTION 4975 OF THE CODE (COLLECTIVELY, “SIMILAR LAWS”), OR (C) ENTITY WHOSE UNDERLYING ASSETS ARE CONSIDERED TO INCLUDE THE ASSETS OF ANY OF THE FOREGOING DESCRIBED IN CLAUSES (A) AND (B), PURSUANT TO ERISA, ANY SIMILAR LAWS OR OTHERWISE, OR (2) THE ACQUISITION AND HOLDING OF THIS SECURITY OR ANY INTEREST HEREIN WILL NOT CONSTITUTE OR RESULT IN A NON-EXEMPT PROHIBITED TRANSACTION UNDER TITLE I OF ERISA OR SECTION 4975 OF THE CODE OR A VIOLATION UNDER ANY APPLICABLE SIMILAR LAWS.]

[Definitive Units Legend:]

[IN CONNECTION WITH ANY TRANSFER, THE HOLDER WILL DELIVER TO THE UNITS TRUSTEE SUCH CERTIFICATES AND OTHER INFORMATION AS THE UNITS TRUSTEE MAY REASONABLY REQUIRE TO CONFIRM THAT THE TRANSFER COMPLIES WITH THE FOREGOING RESTRICTIONS.]

B-3-4

UNIT CERTIFICATE FOR REGISTERED UNITS

(issuable in minimum denominations of $2,000 principal amount and integral multiples of $1.00 principal amount in excess thereof, with such amount representing the aggregate principal amount of Notes underlying the Units)

Evidencing the Ownership or Rights of the Holder Under the Securities Specified Below

8.50%/12.50% Senior Secured PIK Toggle Notes due 2026 (“Notes”) Warrants to purchase common shares, $1.25 par value per share, of Diebold
Nixdorf, Incorporated (“Warrants”)

CUSIP No.

Certificate No.:
Aggregate principal amount of Units: See Schedule A1

This Unit Certificate certifies that          (the “Holder”), or registered assigns, is the registered owner of $[     in principal amount of Units]2 [the principal amount of Units specified in Schedule A hereto].3

Each Unit represents ownership by the Holder of Notes and Warrants constituting the Unit, subject to the Unit Agreement (the “Unit Agreement”) dated as of December [29], 2022 between Diebold Nixdorf, Incorporated and U.S. Bank Trust Company, National Association, as Units Trustee, as Trustee under the Indenture referred to therein, and as Warrant Agent under the Warrant Agreement referred to therein.

1 Insert in registered Global Unit Certificates.

2 Insert in Definitive Registered Units

3 Insert in registered Global Unit Certificates.

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IN WITNESS HEREOF, the Company has caused this instrument to be duly executed.

DIEBOLD NIXDORF, INCORPORATED
By:
Name:
Title:

CERTIFICATE OF AUTHENTICATION
This is one of the Units referred to in the within-mentioned Unit Agreement:

U.S. BANK TRUST COMPANY, NATIONAL ASSOCIATION, as Units Trustee
By:
Authorized Signatory

Dated:

B-3-6

[INSERT APPROPRIATE NOTE OR WARRANT CERTIFICATES, AS APPLICABLE]

Reference is hereby made to the further provisions of this certificate set forth on the succeeding pages hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

B-3-7

SCHEDULE A
[INSERT IN GLOBAL
UNIT CERTIFICATE FOR REGISTERED UNITS SCHEDULE OF INCREASES/REDUCTIONS]

The initial aggregate principal amount of Units represented by this Global Unit Certificate is $    . In accordance with the Unit Agreement pursuant to which this Global Unit Certificate has been issued, the following increases and reductions of the aggregate principal amount of Units represented by this Global Unit Certificate have occurred:

Date of Increase/Reduction	Principal Amount as Increased/Reduced on Account of PIK Interest, Separation or Cancellation	Aggregate principal amount of Units Outstanding Following any such Increase/Reduction	Notation Made by or on Behalf of Units Trustee

B-3-8

[FORM OF ASSIGNMENT]

FOR VALUE RECEIVED, the undersigned assigns and transfers the principal amount of Units represented by this Certificate to:

     (Insert assignee’s social security or tax identification number)

     (Insert address and zip code of assignee) and irrevocably appoints agent to transfer this Unit Certificate on the books of the Corporation. The agent may substitute another to act for him or her.

Date:

Signature(s):

(Sign exactly as your name appears on the other side of this Certificate)

NOTICE: The signature(s) should be guaranteed by an eligible guarantor institution (banks, stockbrokers, savings and loan associations and credit unions with membership in an approved signature guarantee medallion program), pursuant to SEC Rule 17Ad-15

B-3-9

ANNEX 1

CERTIFICATE TO BE DELIVERED UPON EXCHANGE OR
REGISTRATION OF TRANSFERS OF TRANSFER RESTRICTED UNITS

This certificate relates to          principal amount of Units held in (check applicable space)      book-entry or      definitive form by the undersigned.
The undersigned has requested the Units Trustee by written order to exchange or register the transfer of a Unit or Units.
In connection with any transfer of any of the Units evidenced by this certificate prior to the Resale Restriction Termination Date, the undersigned confirms that such Units are being transferred in accordance with its terms:
CHECK ONE BOX BELOW
(1)to the Company or subsidiary thereof; or

(2)pursuant to an effective registration statement under the Securities Act of 1933, as amended (the “Securities Act”); or

(3)to a Person that the undersigned reasonably believes is a “qualified institutional buyer” (as defined in Rule 144A under the Securities Act (“Rule 144A”)) that purchases for its own account or for the account of a qualified institutional buyer and to whom notice is given that such transfer is being made in reliance on Rule 144A, in each case pursuant to and in compliance with Rule 144A; or

(4)pursuant to offers and sales to non-U.S. persons that occur outside the United States within the meaning of Regulation S under the Securities Act; or

(5)to an institutional “accredited investor” (as defined in Rule 501(a)(1), (2), (3) or (7) under the Securities Act) that has furnished to the Units Trustee a signed letter containing certain representations and agreements; or

(6)pursuant to Rule 144 under the Securities Act; or

(7)pursuant to another available exemption from registration under the Securities Act.

Unless one of the boxes is checked, the Units Trustee will refuse to register any of the Units evidenced by this certificate in the name of any Person other than the registered Holder thereof; provided, however, that if box (4), (5), (6) or (7) is checked, the Company or the Units Trustee may require, prior to registering any such transfer of the Units, such legal opinions, certifications and other

A-C-1

information as the Company or the Units Trustee has reasonably requested to confirm that such transfer is being made pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act.

______________________________
Your Signature
Date:
______________________________
Signature of Signature Guarantor

TO BE COMPLETED BY PURCHASER IF (3) ABOVE IS CHECKED.

The undersigned represents and warrants that it is purchasing this Unit for its own account or an account with respect to which it exercises sole investment discretion and that it and any such account is a “qualified institutional buyer” within the meaning of Rule 144A, and is aware that the sale to it is being made in reliance on
Rule 144A and acknowledges that it has received such information regarding the Company as the undersigned has requested pursuant to Rule 144A or has determined not to request such information and that it is aware that the transferor is relying upon the undersigned’s foregoing representations in order to claim the exemption from registration provided by Rule 144A.

2

Dated:

NOTICE: To be executed by
an executive officer
Name: Title:

Signature Guarantee*:

* Participant in a recognized Signature Guarantee Medallion Program (or other signature guarantor acceptable to the Units Trustee).

3

TO BE COMPLETED IF THE HOLDER REQUIRES AN EXCHANGE FROM A REGULATION S GLOBAL UNIT TO AN UNRESTRICTED GLOBAL UNIT, PURSUANT TO SECTION 2.08(d)(vii) OF THE UNIT AGREEMENT4
The undersigned represents and warrants that either:
the undersigned is not a dealer (as defined in the Securities Act) and is a non-U.S. person (within the meaning of Regulation S under the Securities Act); or

the undersigned is not a dealer (as defined in the Securities Act) and is a U.S. person (within the meaning of Regulation S under the Securities Act) who purchased interests in the Units pursuant to an exemption from, or in a transaction not subject to, the registration requirements under the Securities Act; or

the undersigned is a dealer (as defined in the Securities Act) and the interest of the undersigned in this Unit does not constitute the whole or a part of an unsold allotment to or subscription by such dealer for the Unit.

4

Dated:

Your Signature

4    Include only for Regulation S Global Units.

5

ANNEX 2

FORM OF
TRANSFEREE LETTER OF REPRESENTATION

c/o Diebold Nixdorf, Incorporated 5995 Mayfair Road
PO Box 3077
North Canton, Ohio 44720 Fax No.: (330) 490-4450
Email: jonathan.leiken@dieboldnixdorf.com Attention: Jonathan B. Leiken
Ladies and Gentlemen:

This certificate is delivered to request a transfer of $[    ] principal amount of Units of Diebold Nixdorf, Incorporated (the “Company”).

Upon transfer, the Units would be registered in the name of the new beneficial owner as follows:
Name:     Address:     Taxpayer ID Number:
The undersigned represents and warrants to you that:
1.We are an institutional “accredited investor” (as defined in Rule 501(a)(1), (2),
(3) or (7) under the Securities Act of 1933, as amended (the “Securities Act”)), purchasing for our own account or for the account of such an institutional “accredited investor”, and we are acquiring the Units, for investment purposes and not with a view to, or for offer or sale in connection with, any distribution in violation of the Securities Act. We have such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of our investment in the Units, and we invest in or purchase securities similar to the Units in the normal course of our business. We, and any accounts for which we are acting, are each able to bear the economic risk of our or its investment.
2.We understand that the Units have not been registered under the Securities Act and, unless so registered, may not be sold except as permitted in the following sentence. We agree on our own behalf and on behalf of any investor account for which we are purchasing Units to offer, sell or otherwise transfer such Units prior to the date that is one year after the later of the date of original issue and the last date on which the Company or any affiliate of the Company was the owner of such Units (or any predecessor thereto)

6

(the “Resale Restriction Termination Date”) only in accordance with the Restricted Units Legend (as such term is defined in the unit agreement under which the Units were issued) on the Units and any applicable securities laws of any state of the United States. The foregoing restrictions on resale will not apply subsequent to the Resale Restriction Termination Date. If any resale or other transfer of the Units is proposed to be made prior to the Resale Restriction Termination Date, the transferor shall deliver a letter from the transferee substantially in the form of this letter to the Company and the Units Trustee, which shall provide, among other things, that the transferee is an institutional “accredited investor” within the meaning of Rule 501(a)(1), (2), (3) or (7) under the Securities Act and that it is acquiring such Units for investment purposes and not for distribution in violation of the Securities Act. Each purchaser acknowledges that the Company and the Units Trustee reserve the right prior to the offer, sale or other transfer prior to the Resale Restriction Termination Date of the Units with respect to applicable transfers described in the Restricted Units Legend to require the delivery of an opinion of counsel, certifications and/or other information satisfactory to the Company and the Units Trustee.

TRANSFEREE:     ,

by:

7

EXHIBIT B
TERMINATION EVENT NOTICE
[Date]

This notification is delivered to you, [U.S. Bank Trust Company, National Association], as Units Trustee under the Unit Agreement dated December [29], 2022, among Diebold Nixdorf, Incorporated (the “Company”) and [U.S. Bank Trust Company, National Association], as Units Trustee, as Trustee under the Indenture referred to in the Unit Agreement, and as Warrant Agent under the Warrant Agreement referred to in the Unit Agreement, in connection with the Trustee’s obligation to notify the Units Trustee of the occurrence of certain Termination Events. Capitalized terms used and not otherwise defined herein shall have the meanings assigned thereto in the Indenture.
The undersigned Officer of the Trustee hereby certifies that the undersigned is authorized to execute this notification on behalf of the Trustee (and not in a personal capacity) and does hereby notify the Units Trustee, in the name and on behalf of the Trustee (and not in his personal capacity), of a (i) Permitted Equity Issuance Prepayment (as defined in the Indenture), or (ii) refinancing (as defined in the Indenture) in connection with a Change of Control (as defined in the Indenture), in each case prior to April 1, 2024, with respect
to $[    ] aggregate principal amount of Notes, expected to occur on or about [    ], 20[ ].
IN WITNESS WHEREOF, the undersigned has executed this Termination Event Notice as of the date first written above

By:          Name:
Title:

cc:    U.S. Bank Trust Company, National Association, as Trustee under the Indenture (as defined in the Unit Agreement)

U.S. Bank Trust Company, National Association, as Warrant Agent under the Warrant Agreement (as defined in the Unit Agreement)

8

EXHIBIT C-1
PROHIBITED EVENT UNIT SPLIT DATE NOTICE
[Date]

This notification is delivered to you, [U.S. Bank Trust Company, National Association], as Units Trustee under the Unit Agreement dated December [29], 2022, among Diebold Nixdorf, Incorporated (the “Company”) and [U.S. Bank Trust Company, National Association], as Units Trustee, as Trustee under the Indenture referred to in the Unit Agreement, and as Warrant Agent under the Warrant Agreement referred to in the Unit Agreement, in connection with the Trustee’s obligation to notify the Units Trustee of the occurrence of certain Prohibited Events. Capitalized terms used and not otherwise defined herein shall have the meanings assigned thereto in the Indenture.
The undersigned Officer of the Trustee hereby certifies that the undersigned is authorized to execute this notification on behalf of the Trustee (and not in a personal capacity) and does hereby notify the Units Trustee, in the name and on behalf of the Trustee (and not in his personal capacity), of a repayment, repurchase, redemption or other retiring of any portion of the principal amount of Notes forming a part of the Units prior to the Unit Split Date for such Unit or portion thereof (other than in connection with a Termination Event) that would constitute one or more Prohibited Events under the Unit Agreement, in each case prior to April 1, 2024, with respect to $[    ] aggregate principal amount of Notes, expected to occur on or about [    ], 20[ ].
IN WITNESS WHEREOF, the undersigned has executed this Prohibited Event Split Date Notice as of the date first written above

By:          Name:
Title:
cc:    U.S. Bank Trust Company, National Association, as Trustee under the Indenture (as defined in the Unit Agreement)

U.S. Bank Trust Company, National Association, as Warrant Agent under the Warrant Agreement (as defined in the Unit Agreement)

9

EXHIBIT C-2
INDENTURE DEFAULT NOTICE
[Date]

This notification is delivered to you, [U.S. Bank Trust Company, National Association], as Units Trustee under the Unit Agreement dated December [29], 2022, among Diebold Nixdorf, Incorporated (the “Company”) and [U.S. Bank Trust Company, National Association], as Units Trustee, as Trustee and Paying Agent under the Indenture referred to in the Unit Agreement, and as Warrant Agent under the Warrant Agreement referred to in the Unit Agreement, in connection with the Trustee’s obligation to notify the Units Trustee of the occurrence of certain Events of Default. Capitalized terms used and not otherwise defined herein shall have the meanings assigned thereto in the Indenture.
The undersigned Officer of the Trustee hereby certifies that the undersigned is authorized to execute this notification on behalf of the Trustee (and not in a personal capacity) and does hereby notify the Units Trustee, in the name and on behalf of the Trustee (and not in his personal capacity), of an Event of Default under the Indenture.
IN WITNESS WHEREOF, the undersigned has executed this Termination Event Notice as of the date first written above

By:          Name:
Title:

cc:    U.S. Bank Trust Company, National Association, as Trustee under the Indenture (as defined in the Unit Agreement)

U.S. Bank Trust Company, National Association, as Warrant Agent under the Warrant Agreement (as defined in the Unit Agreement)

10